UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Mobivity Holdings Corp.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

PRELIMINARY COPY – SUBJECT TO COMPLETION, DATED AUGUST 1, 2025
MOBIVITY HOLDINGS CORP.
3133 West Frye Road, #215
Chandler, Arizona 85226
   , 2025
To the Stockholders of Mobivity Holding Corp.:
You are cordially invited to attend a special meeting of stockholders (the “Special Meeting”) of Mobivity Holdings Corp., a Nevada corporation (the “Company,” “we,” “us” or “our”), to be held on     at      local time. The meeting will be held at     .
At the Special Meeting, you will be asked to consider and vote upon:
1.
Reverse Stock Split Proposal. A proposal to approve a 1-for-25,000 reverse stock split, pursuant to Nevada Revised Statutes (“NRS”) 78.2055, of our common stock, par value $0.001 per share (the “Reverse Stock Split”). If the proposal is approved, at the effective time of the Reverse Stock Split each share of common stock owned by a stockholder in any one account holding fewer than 25,000 shares immediately prior to the Reverse Stock Split will be automatically converted into the right to receive $0.29 in cash for each such share owned immediately prior to the Reverse Stock Split, without interest, and such stockholders (“Cashed Out Stockholders”) will no longer be stockholders of the Company. Stockholders owning shares of common stock in any one account holding 25,000 or more shares immediately prior to the effective time of the Reverse Stock Split (“Continuing Stockholders”) will remain stockholders of the Company and, to the extent any Continuing Stockholders own a number of pre-split shares that is greater than 25,000 but is not evenly divisible by 25,000, then the fractional shares of such stockholder resulting from the proposed Reverse Stock Split would be cashed out at the Cash Payment.

2.
Adjournment Proposal. A proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Reverse Stock Split.

A majority of the voting power of the outstanding shares of our common stock entitled to vote, represented in person or by proxy, will constitute a quorum for the purposes of the Special Meeting. The affirmative majority vote of the shares of our common stock present and voting at the Special Meeting is required for the adoption of the Reverse Stock Split proposal and, accordingly, to approve the Reverse Stock Split. The affirmative majority vote of the shares of our common stock present and voting at the Special Meeting is required for the adoption of the proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Reverse Stock Split. (A “majority vote” means that more votes have been cast for a proposal than against it. Abstentions and broker non-votes, if any, will not be considered as votes cast on, and as a result will have no impact on the outcome of either proposal.)
The Reverse Stock Split is being undertaken as part of the Company’s plan to terminate the registration of (or “deregister”) the Company’s common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended, and suspend the Company’s duty to file periodic reports and other information with the United States Securities and Exchange Commission (“SEC”) under Section 13(a) thereunder. As a result, the Company would cease to file annual, quarterly, current and other reports and documents with the SEC, and the Company would cease to publicly file annual reports and proxy statements. The primary purpose of the Reverse Stock Split is to enable the Company to reduce and maintain the number of record holders of its common stock below 300, which is the threshold at which SEC public reporting is required. As described below, the Special Committee (as defined below) considered and determined, that the costs of being a public reporting company outweigh the benefits thereof.
A Special Committee of the Board consisting only of independent and disinterested directors (the “Special Committee”) was formed to consider and evaluate, among other things, the terms, conditions and advisability of a deregistration/delisting transaction, or so-called “going dark” transaction, and, if the Special Committee determined that such a transaction is advisable or appropriate, to approve or reject such a transaction. After careful consideration, the Special Committee unanimously determined that the Reverse Stock Split is in the best interests of the Company and its stockholders, and is substantively and procedurally fair to the unaffiliated stockholders of the Company, including the unaffiliated Cashed Out Stockholders and the unaffiliated Continuing Stockholders.

The Special Committee recommends that you vote “FOR” the proposal to effect the Reverse Stock Split and “FOR” the proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Reverse Stock Split. The accompanying proxy statement and its exhibits explain such amendments and the Reverse Stock Split and provide specific information about the Special Meeting. Please read these materials carefully.
THE TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THE TRANSACTION OR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
Your vote is important. Whether or not you plan to attend the Special Meeting, the Company urges you to please complete, sign and date the enclosed proxy card and return it in the enclosed envelope. The envelope requires no postage if mailed in the United States. If you attend the Special Meeting, you may vote in person, even if you have previously returned your proxy card, as described in the attached proxy statement.
Your prompt attention would be greatly appreciated.
Sincerely,

Skye Fossey-Tomaske
Interim Chief Financial Officer

MOBIVITY HOLDINGS CORP.
3133 West Frye Road, # 215
Chandler, Arizona 85226

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON
To the Stockholders of Mobivity Holdings Corp.:
Notice is hereby given that a special meeting of stockholders (the “Special Meeting”) of Mobivity Holdings Corp., a Nevada corporation (the “Company,” “we,” “us” or “our”), will be held on    , at      local time. The meeting will be held at     .
The Special Meeting is being held for the following purposes:
1.
To consider and vote upon a proposal to approve a 1-for-25,000 reverse stock split (the “Reverse Stock Split”) of the Company’s common stock, par value $0.001 per share. As a result of the Reverse Stock Split:

•
each share of common stock held by a stockholder in any one account holding fewer than 25,000 shares immediately prior to the effective time of the Reverse Stock Split (the “effective time”) will be automatically converted at the effective time into the right to receive $0.29 in cash, without interest (the “Cash Payment”), in lieu of receiving a fractional share of common stock resulting from the Reverse Stock Split; and

•
each share of common stock held by a stockholder in any one account holding 25,000 shares or more immediately prior to the effective time will be automatically converted at the effective time into 1/25,000th of a share of common stock and, to the extent any such stockholder owns a number of pre-split shares that is greater than 25,000 but is not evenly divisible by 25,000, then the fractional shares of such stockholder resulting from the proposed Reverse Stock Split would be cashed out at the Cash Payment.

2.
To consider and vote upon a proposal to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Reverse Stock Split.

3.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements of the Special Meeting.
Only stockholders of record at the close of business on    , 2025 are entitled to notice of, and to vote at, the Special Meeting or, except as may otherwise be required by Nevada law, any adjournments or postponements thereof.
All stockholders are cordially invited to attend the Special Meeting in person. However, whether or not you plan to attend the Special Meeting, please date, sign and return the enclosed proxy in the postage prepaid envelope enclosed for that purpose.
By Order of the Board of Directors

Skye Fossey-Tomaske
Interim Chief Financial Officer
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON
This proxy statement and our 2024 Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2024, are available for viewing, printing and downloading, free of charge, on the website of the Securities and Exchange Commission, at www.sec.gov, or on our website at https://ir.mobivity.com/sec-filings/annual-reports/.

i

MOBIVITY HOLDINGS CORP.
3133 West Frye Road, # 215
Chandler, Arizona 85226

PROXY STATEMENT FOR
SPECIAL MEETING OF STOCKHOLDERS
This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of Mobivity Holdings Corp., a Nevada corporation (the “Company,” “we,” “us” or “our”), for use at a special meeting of stockholders (the “Special Meeting”) to be held at      on    , 2025, at      local time, and at any adjournments or postponements of the Special Meeting, for the purposes set forth on the attached notice of special meeting of stockholders and in this proxy statement. Accompanying this proxy statement is the Board of Directors’ proxy for the Special Meeting, which you may use to indicate your vote on the proposals described in this proxy statement. We are mailing this proxy statement and a copy of the form of proxy on or about    , 2025.
PROPOSAL 1 — APPROVAL TO EFFECT A 1-FOR-25,000 REVERSE STOCK SPLIT OF OUR COMMON STOCK
PROPOSAL 2 — APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING, IF
NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE
INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING
TO APPROVE THE REVERSE STOCK SPLIT.
At the Special Meeting, you will be asked to consider and vote upon the following, collectively referred to as the “Proposals”:
1.
Reverse Stock Split Proposal. A proposal to approve a 1-for-25,000 reverse stock split of our common stock, par value $0.001 per share (the “Reverse Stock Split”). If the proposal is approved, at the effective time of the Reverse Stock Split each share of common stock owned by a stockholder in any one account holding fewer than 25,000 shares immediately prior to the Reverse Stock Split will be automatically converted into the right to receive $0.29 in cash for each such share owned immediately prior to the Reverse Stock Split, without interest (the “Cash Payment”), and such stockholders (“Cashed Out Stockholders”) will no longer be stockholders of the Company. Stockholders owning shares of common stock in any one account holding 25,000 or more shares immediately prior to the effective time of the Reverse Stock Split (“Continuing Stockholders”) will remain stockholders of the Company and, to the extent any Continuing Stockholder owns a number of pre-split shares that is greater than 25,000 but is not evenly divisible by 25,000, then the fractional shares of such stockholder resulting from the proposed Reverse Stock Split would be cashed out at the Cash Payment.

2.
Adjournment Proposal. A proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Reverse Stock Split.

The Reverse Stock Split is being undertaken as part of the Company’s plan to terminate the registration of (or “deregister”) the Company’s common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and suspend the Company’s duty to file periodic reports and other information with the United States Securities and Exchange Commission (“SEC”) under Section 13(a) thereunder. The primary purpose of the Reverse Stock Split is to enable the Company to reduce and maintain the number of record holders of its common stock below 300, which is the threshold at which SEC public reporting is required. After the Reverse Stock Split, we intend to cease registration of our common stock under the Exchange Act. As a result, effective on and following the termination of the registration of our common stock under the Exchange Act, the Company would no longer be subject to the reporting requirements under the Exchange Act, or other requirements applicable to a public company, including requirements under the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”). Our common stock also would not be eligible for listing on the New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market or the Nasdaq Global Market. Any trading in our common stock after the Reverse Stock Split and deregistration under the Exchange Act would only occur in privately negotiated sales and potentially on the OTC Pink Market, if one or more brokers chooses to make a market for our common stock there and complies with applicable regulatory requirements; however, there can be no assurances regarding any such trading.

SUMMARY TERM SHEET
The following summary term sheet, together with the Questions and Answers section that follows, highlights certain information about the Reverse Stock Split, but may not contain all of the information that is important to you. For a more complete description of the Reverse Stock Split, we urge you to carefully read this proxy statement and all of its annexes before you vote. For your convenience, we have directed your attention to the location in this proxy statement where you can find a more complete discussion of the items listed below.
The Reverse Stock Split
A Special Committee of the Board comprised solely of independent and disinterested directors (the “Special Committee”) has approved the Reverse Stock Split as part of the Company’s plan to terminate the registration of (or “deregister”) the Company’s common stock under Section 12(g) of the Exchange Act and suspend the Company’s duty to file periodic reports and other information with the SEC under Section 13(a) thereunder.
As a result of the Reverse Stock Split:
•
each share of common stock held by a stockholder in any one account holding fewer than 25,000 shares immediately prior to the effective time of the Reverse Stock Split (the “effective time”) will be automatically converted at the effective time into the right to receive $0.29 in cash, without interest, in lieu of receiving a fractional share of common stock resulting from the Reverse Stock Split; and

•
each share of common stock held by a stockholder in any one account holding 25,000 shares or more immediately prior to the effective time will be automatically converted at the effective time into 1/25,000th of a share of common stock and, to the extent any such stockholder owns a number of pre-split shares that is greater than 25,000 but is not evenly divisible by 25,000, the fractional shares of such stockholder resulting from the proposed Reverse Stock Split would be cashed out at the Cash Payment.

Stockholders owning shares of common stock in any one account holding fewer than 25,000 shares immediately prior to the effective time of the Reverse Stock Split, whom we refer to as “Cashed Out Stockholders,” will receive the Cash Payment, and they will no longer be stockholders of the Company. For stockholders that hold both restricted and unrestricted shares in any one account, such shares will be considered in the aggregate for purposes of determining whether they own fewer than 25,000 shares.
Stockholders who own shares of common stock in any one account holding 25,000 or more shares immediately prior to the effective time, whom we refer to as “Continuing Stockholders,” will remain stockholders of the Company.
See “Special Factors — Effects of the Reverse Stock Split” beginning on page 25.
Purpose of and Reasons for the Reverse Stock Split
The primary purpose of the Reverse Stock Split is to enable the Company to reduce and maintain the number of record holders of its common stock below 300, which is the threshold at which SEC public reporting is required. After the Reverse Stock Split, we intend to cease registration of our common stock under the Exchange Act. As a result, effective on and following the termination of the registration of our common stock under the Exchange Act, the Company would no longer be subject to the reporting requirements under the Exchange Act, or other requirements applicable to a public company, including requirements under the Sarbanes-Oxley Act. Our common stock also would not be eligible for listing on the New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market or the Nasdaq Global Market. Any trading in our common stock after the Reverse Stock Split and deregistration under the Exchange Act would only occur in privately negotiated sales and potentially on the OTC Pink Market, if one or more brokers chooses to make a market for our common stock there and complies with applicable regulatory requirements; however, there can be no assurances regarding any such trading.
The Special Committee has considered and determined that the costs of being a public reporting company outweigh the benefits thereof and, thus, it is no longer in the best interests of the Company or its stockholders for us to remain a public reporting company. The Reverse Stock Split is intended to make us a non-SEC reporting company.

Our principal reasons for proposing the Reverse Stock Split are the following:
•
We do not currently benefit from access to financing afforded to public companies due to our low trading volume, and there is no guarantee we would be able to raise sufficient capital in the future, which could impede our growth and materially adversely affect our business.

•
The reduction in time spent by our management and employees preparing the periodic and other reports required of SEC reporting companies under the Exchange Act, complying with the Sarbanes-Oxley Act, and managing stockholder relations and communications, will enable them to focus more on managing the Company’s businesses and growing stockholder value.

•	Our management will be able to better focus on long-term growth without an undue emphasis on short-term financial results.
•
Our record stockholders holding fewer than 25,000 shares in any one account will have the ability to liquidate their holdings in the Company, without incurring brokerage commissions (liquidity that is largely unavailable in the regular trading of our shares).

•
The annual cost savings we expect to realize as a result of the termination of the registration of our shares of common stock under the Exchange Act, including ongoing expenses for compliance with the Sarbanes-Oxley Act, and other accounting, legal, printing and other miscellaneous costs associated with being a publicly traded company, are approximately $1,000,000 per year.

See “Special Factors — Purpose of and Reasons for the Reverse Stock Split” beginning on page 16.
Fairness of the Reverse Stock Split
The Special Committee fully considered and reviewed the terms, purpose, alternatives, effects and disadvantages of the Reverse Stock Split, and unanimously determined that the Reverse Stock Split, taken as a whole, is substantively and procedurally fair to the unaffiliated stockholders of the Company, including the unaffiliated Cashed Out Stockholders and the unaffiliated Continuing Stockholders.
The Special Committee considered a number of factors in reaching its determinations, including:
•	the future cost and time savings associated with our public reporting and other related obligations;
•	the historical market prices, recent trading activity and current market prices of our common stock;
•
the limited trading volume and liquidity of our shares of common stock and the effect of enabling our stockholders of fewer than 25,000 shares to liquidate their holdings in shares of common stock, without incurring brokerage commissions;

•
the lack of firm offers during the past two years by any unaffiliated person for the merger or consolidation of the Company, the sale or other transfer of all or any substantial part of the assets of the Company, or a purchase of our shares of common stock or other securities that would enable the holder to exercise control of the Company, despite the Company discussing such proposed transactions with a number of parties during such period; and

•	the advantages of the Reverse Stock Split, as more fully described below in the section titled “Special Factors — Fairness of the Reverse Stock Split”.
See “Special Factors — Fairness of the Reverse Stock Split” beginning on page 21.
Effects of the Reverse Stock Split
As a result of the Reverse Stock Split:
•
We expect to reduce and maintain the number of our stockholders of record below 300, which will allow us to cease the registration of our shares of common stock under the Exchange Act. Effective on and following the termination of the registration of our common stock under the Exchange Act, we will no longer be subject to any reporting requirements under the Exchange Act or the rules of the SEC applicable to SEC reporting companies. We will, therefore, cease to file annual, quarterly, current, and other reports and documents with the SEC, and stockholders will cease to receive annual reports and proxy statements.

•
We will no longer be subject to the provisions of the Sarbanes-Oxley Act and other requirements applicable to a public company, including those required by the listing standards of a national stock exchange. The Company will continue to be subject to the general anti-fraud provisions of applicable federal and state securities laws.

•
Our officers, directors and 10% stockholders will no longer be subject to the reporting requirements of Section 16 of the Exchange Act or be subject to the prohibitions against retaining short-swing profits in our shares of common stock. Persons acquiring 5% of our common stock will no longer be required to report their beneficial ownership under the Exchange Act.

•
We will have no ability to access the public capital markets or to use public securities in attracting and retaining executives and other employees, and we will have a significantly decreased ability to use stock to acquire other companies.

•
Our shares of common stock will not be eligible for listing on the New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market or the Nasdaq Global Market. Any trading in our common stock after the Reverse Stock Split and deregistration under the Exchange Act will only occur in privately negotiated sales and potentially on the OTC Pink Market, if one or more brokers chooses to make a market for our common stock there and complies with applicable regulatory requirements; however, there can be no assurances regarding any such trading.

•
Holders of fewer than 25,000 shares of our common stock in any one account immediately prior to the effective time of the Reverse Stock Split will receive the Cash Payment for each such share, will no longer have any ownership interest in us, and will cease to participate in any of our potential future earnings and growth.

•
Holders holding 25,000 or more shares of our common stock immediately before the Reverse Stock Split would receive one share for each 25,000 common shares held, and, as applicable, any resulting (post-split) fractional shares consisting of less than one (1.0) whole share will be cancelled and converted into the right to receive from the Company the Cash Payment for each such share owned before the Reverse Stock Split represented by such post-split fractional share. To the extent any stockholder owns a number of pre-split shares that is greater than 25,000 but is not evenly divisible by 25,000, then the fractional shares of such stockholder resulting from the proposed Reverse Stock Split would be cashed out at the Cash Payment. The maximum amount payable to any such stockholder would be $7,250 (24,999 pre-split shares at $0.29 per pre-split share).

•
Since our obligation to file periodic and other filings with the SEC will be suspended, Continuing Stockholders will no longer have access to publicly filed audited financial statements, information about executive compensation and other information about us and our business, operations and financial performance. Thus, Continuing Stockholders will have significantly less information about the Company and our business, operations, and financial performance than they have currently.

•
Following the Reverse Stock Split, we currently intend to continue to have our financial statements audited by a public accounting firm to the extent required by the Company’s contractual agreements, but we do not intend to make such financial statements available to our stockholders, unless required by law or otherwise agreed to by the Company.

•
Upon the effectiveness of the Reverse Stock Split, the ownership percentage of our shares of common stock held by our directors and executive officers will increase, as a result of the reduction of the number of shares of common stock outstanding by approximately 3,481,673 shares (representing approximately 4.7% of the shares of common stock currently outstanding). As of the date hereof, we expect the Reverse Stock Split will cause insider ownership, defined as the percentage of shares of common stock outstanding owned by directors and executive officers of the Company, to increase from 37% to 38%. However, the ownership percentage and the reduction in the number of shares outstanding following the Reverse Stock Split may increase or decrease depending on purchases, sales and other transfers of our shares of common stock by our stockholders prior to the effective time of the Reverse Stock Split and the number of “street name” shares that are cashed out in the Reverse Stock Split.

See “Special Factors — Effects of the Reverse Stock Split” beginning on page 25, “Special Factors — Fairness of the Reverse Stock Split” beginning on page 21, and “Special Factors — Potential Conflicts of Interest of Officers, Directors, and Certain Affiliated Persons” beginning on page 34.
Special Committee Recommendation of the Reverse Stock Split
The Board established the Special Committee to consider and evaluate, among other things, whether a transaction of the type contemplated by the Reverse Stock Split was advisable or appropriate, and, if so, empowered the Special Committee to evaluate the specific terms of, and approve, the Reverse Stock Split. In that regard, the Special Committee considered the purposes of and certain alternatives to the Reverse Stock Split, the related advantages and disadvantages to our unaffiliated stockholders, and the fairness, from a financial point of view, to the Cashed Out Stockholders of the Cash Payment to be received by such stockholders in the Reverse Stock Split.
The Special Committee consists of David Simon, Doug Schneider, and Ben Weinberger, each of whom is a non-employee director and independent within the meaning of Rule 10A-3(b) of the Exchange Act.
The Special Committee determined that the Reverse Stock Split is in the best interests of the Company and its stockholders, and is substantively and procedurally fair to the unaffiliated stockholders of the Company, including the unaffiliated Cashed Out Stockholders and the unaffiliated Continuing Stockholders, and approved the Reverse Stock Split.
See “Special Factors — Fairness of the Reverse Stock Split” beginning on page 21.
Treatment of Equity-Based Incentive Compensation Awards
Certain of our directors and executive officers hold equity incentive compensation awards relating to our common stock. The treatment of those awards in respect of the Reverse Stock Split is intended to follow the treatment of Company common stockholders generally in respect of the Reverse Stock Split, subject to certain qualifications.
See “Special Factors — Treatment of Equity-Based Incentive Compensation Awards” beginning on page 29.
Reservation of Rights
The Special Committee has reserved the right to abandon the proposed Reverse Stock Split at any time if it believes the Reverse Stock Split is no longer in the best interests of the Company and its stockholders, whether prior to or following the Special Meeting.
See “Special Factors — Background of the Reverse Stock Split” beginning on page 18 and “Special Factors — Fairness of the Reverse Stock Split” beginning on page 21.
Advantages of the Reverse Stock Split
If the Reverse Stock Split occurs, there will be certain advantages to the Company and Continuing Stockholders, including the following:
•
By completing the Reverse Stock Split, deregistering our shares and eliminating our obligations under the Sarbanes-Oxley Act and our periodic reporting obligations under the Exchange Act, we will save the significant amount of time and effort expended by our management and employees on the preparation of SEC filings and compliance with the Sarbanes-Oxley Act. Such time and effort will be repurposed toward the growth of the Company and build-out of its technology.

•
There is an illiquid and limited trading market in our shares. Our stockholders of fewer than 25,000 shares will have the opportunity to obtain cash for their shares, without incurring brokerage commissions or any market volatility.

•
The Company’s directors and executive officers will be treated no differently than unaffiliated stockholders, including unaffiliated Cashed Out Stockholders and unaffiliated Continuing Stockholders. The sole determining factor as to whether a stockholder will be a Continuing Stockholder is the number of shares of our common stock that they own in any one account at the effective time of the Reverse Stock Split.

•
The Company is not receiving the benefit of access to capital that is expected to result from its status as a public company and may not be able receive such benefit in the future, and we expect to save approximately $1,000,000 per year in direct cost, with additional savings in the areas of procedures and decision-making that are harder to quantify.

See “Special Factors — Purpose of and Reasons for the Reverse Stock Split” beginning on page 16 and “Special Factors — Fairness of the Reverse Stock Split” beginning on page 21.
Disadvantages of the Reverse Stock Split
If the Reverse Stock Split occurs, there will be certain disadvantages to stockholders, including the following:
•	Cashed Out Stockholders will no longer have any ownership interest in the Company and will no longer participate in our potential future earnings and growth.
•
After we have completed the SEC deregistration process, we will cease to file annual, quarterly, current, and other reports and documents with the SEC, and stockholders will cease to receive annual reports and proxy statements. Thus, Continuing Stockholders will have significantly less information about the Company and our business, operations, and financial performance than they have currently. Following the Reverse Stock Split, we currently intend to continue to have our financial statements audited by a public accounting firm to the extent required by the Company’s contractual agreements, but we do not intend to make such financial statements available to our stockholders, unless required by law or otherwise agreed to by the Company. We will continue to hold stockholder meetings, as required under Nevada law, or to take actions by written consent of our stockholders in lieu of meetings.

•
Any trading in our common stock after the Reverse Stock Split and deregistration under the Exchange Act will only occur in privately negotiated sales and potentially on the OTC Pink Market, if one or more brokers chooses to make a market for our common stock there and complies with applicable regulatory requirements; however, there can be no assurances regarding any such trading. Because of the possible limited liquidity for our common stock, the termination of our obligation to publicly disclose financial and other information following the Reverse Stock Split, and the deregistration of our common stock under the Exchange Act, Continuing Stockholders may experience a significant decrease in the value of their common stock.

•	We will no longer be subject to the provisions of the Sarbanes-Oxley Act or the liability provisions of the Exchange Act.
•
Our executive officers, directors and 10% stockholders will no longer be required to file reports relating to their transactions in our common stock with the SEC. In addition, our executive officers, directors and 10% stockholders will no longer be subject to the recovery of profits provision of the Exchange Act, and persons acquiring 5% of our common stock will no longer be required to report their beneficial ownership under the Exchange Act.

•
We will have no ability to access the public capital markets or to use public securities in attracting and retaining executives and other employees, and we will have a significantly decreased ability to use stock to acquire other companies.

•
We estimate that the cost of payment to Cashed Out Stockholders, Continuing Stockholders (but only with respect to any post-split fractional shares that would otherwise be held by such Continuing Stockholders), professional fees and other expenses will total approximately $1,500,000. As a result, immediately after the Reverse Stock Split, our cash balances on hand will be reduced by the costs incurred in the Reverse Stock Split.

•
Our public reporting obligations could be reinstated. If on the first day of any fiscal year after the suspension of our filing obligations we have more than 300 stockholders of record, then we must resume reporting pursuant to Section 15(d) of the Exchange Act.

See “Special Factors — Fairness of the Reverse Stock Split” beginning on page 21.
Potential Conflicts of Interest of Officers, Directors, and Certain Affiliated Persons
Our directors and executive officers may have interests in the Reverse Stock Split that are different from your interests as a stockholder in the Company, and have relationships that may present conflicts of interest. As of the date hereof, we expect the Reverse Stock Split will cause insider ownership, defined as the percentage of shares of common stock outstanding owned by directors and executive officers of the Company, to increase from 37% to 38%. Furthermore, no director or executive officer will become a Cashed Out Stockholder.

The Company’s Chairman of the Board, Thomas B. Akin, and other members of senior management of the Company may purchase or sell shares of common stock of the Company in the open market following filing of this proxy statement. Any such purchases or sales will be reported on Form 4 and Schedule 13D, as applicable and to the extent required by law.
See “Special Factors — Potential Conflicts of Interest of Officers, Directors, and Certain Affiliated Persons” beginning on page 34.
Vote Required for Approval of the Reverse Stock Split and the Adjournment Proposal at the Special Meeting
A majority of the voting power of the outstanding shares of our common stock entitled to vote, represented in person or by proxy, will constitute a quorum for the purposes of the Special Meeting. The affirmative majority vote of the shares of our common stock present and voting at the Special Meeting is required for the adoption of the Reverse Stock Split proposal and, accordingly, to approve the Reverse Stock Split. The affirmative majority vote of the shares of our common stock present and voting at the Special Meeting is required for the adoption of the proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Reverse Stock Split. (A “majority vote” means that more votes have been cast for a proposal than against it. Abstentions and broker non-votes, if any, will not be considered as votes cast on, and as a result will have no impact on the outcome of, either proposal.)
As of July 31, 2025, approximately 38% of the issued and outstanding shares of our common stock was held by our directors and executive officers. Our directors and executive officers have indicated that they intend to vote all of the shares of our common stock held by them (27,889,978 shares as of July 31, 2025) “FOR” the Reverse Stock Split and “FOR” the proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Reverse Stock Split.
See “Special Factors — Stockholder Approval” beginning on page 36.
Treatment of Beneficial Holders (Stockholders Holding Shares in “Street Name”)
We intend to treat stockholders holding our common stock in “street name” in the same manner as record holders. Prior to the Reverse Stock Split, we will conduct an inquiry of all brokers, banks and other nominees that hold shares of our common stock in “street name,” ask them to provide us with information on how many shares held by beneficial holders will be cashed out, and request that they effect the Reverse Stock Split for those beneficial holders. However, these banks, brokers and other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. Accordingly, if you hold your shares of common stock in “street name,” we encourage you to contact your bank, broker or other nominee.
See “Special Factors — Effects of the Reverse Stock Split” beginning on page 25.
Determination of Stockholders of Record
In determining whether the number of our stockholders of record falls below 300 for regulatory purposes, we will count stockholders of record in accordance with Rule 12g5-1 under the Exchange Act. Rule 12g5-1 provides, with certain exceptions, that in determining whether issuers, including the Company, are subject to the registration provisions of the Exchange Act, securities are considered to be “held of record” by each person who is identified as the owner of such securities on the respective records of security holders maintained by or on behalf of the issuers. However, institutional custodians such as Cede & Co. and other commercial depositories are not considered a single holder of record for purposes of these provisions. Rather, Cede & Co.’s and these depositories’ accounts are treated as the record holder of shares. Based on information available to us, as of July 31, 2025, there were approximately 646 holders of record of our shares of common stock for the regulatory purposes described above.
See “Special Factors — Effects of the Reverse Stock Split” beginning on page 25.
Note that the characterization of stockholders of record for regulatory purposes under the Exchange Act does not apply under Nevada law, including for purposes of Nevada’s dissenter’s rights statutes.
See “Special Factors — Dissenter’s Rights” beginning on page 38.

Effectiveness of the Reverse Stock Split
We anticipate that the Reverse Stock Split will be effected as soon as practicable after the date of the Special Meeting, although the Special Committee has reserved the right not to proceed with the Reverse Stock Split if it believes it is no longer in the best interests of the Company or the Company’s stockholders. Following the effective date, transmittal materials will be sent to those stockholders entitled to a cash payment that will describe how to turn in their stock certificates, if any, and receive such cash payments. Those stockholders entitled to a cash payment should not turn in any share certificates at this time.
See “Special Factors — Effective Date” on page 37.
Financing for the Reverse Stock Split
Based on information we have received as of July 31, 2025 from our transfer agent, Colonial Stock Transfer Co, Inc., we estimate that the total funds required to pay the consideration to Cashed Out Stockholders, Continuing Stockholders (but only with respect to any post-split fractional shares that would otherwise be held by such Continuing Stockholders), and other costs of the Reverse Stock Split will be approximately $1,500,000. This total amount could be larger or smaller depending on, among other things, the number of shares that will be outstanding after the Reverse Stock Split as a result of purchases, sales and other transfers of our shares of common stock by our stockholders, or an increase in the costs and expenses of the Reverse Stock Split.
We intend that payments to Cashed Out Stockholders, Continuing Stockholders (but only with respect to any post-split fractional shares that would otherwise be held by such Continuing Stockholders), and the costs of the Reverse Stock Split will be paid from cash on hand.
See “Special Factors — Source of Funds and Expenses” beginning on page 34.
Recent Market Prices of the Company’s Common Stock
The over-the-market closing price of our common stock on July 31, 2025, the last trading day before the public announcement of the approval of the Reverse Stock Split by the Special Committee, and on     (the “Record Date”), were $0.22 per share and $    per share, respectively.
See “Information About the Company — Market Price of Common Stock” beginning on page 43.
Dissenter’s Rights
Under Nevada law, Continuing Stockholders are not entitled to any appraisal or dissenter’s rights in connection with the Reverse Stock Split.
Any Cashed Out Stockholder who does not vote (and who does not cause or permit such Cashed Out Stockholder’s shares to be voted) in favor of the Reverse Stock Split Proposal will have the right to dissent from the Reverse Stock Split and, in lieu of receiving the Cash Payment approved by the Special Committee pursuant to the Reverse Stock Split, obtain payment of the fair value (as defined in NRS 92A.320) of the fractional share that would otherwise result from the Reverse Stock Split of such Cashed Out Stockholder’s pre-split shares, but only if the Cashed Out Stockholder complies with all applicable requirements under NRS 92A.300 through NRS 92A.500, inclusive (the “Dissenter’s Rights Statutes”), which are summarized in this proxy statement and reproduced in their entirety in Annex A to this proxy statement, including delivering to the Company, before the vote on the Reverse Stock Split Proposal is taken at the Special Meeting:
•
written notice of the Cashed Out Stockholder’s intent to demand payment for such resulting fractional share if the Reverse Stock Split is effectuated (referred to as a “statement of intent” as defined in NRS 92A.323), and

•
if the Cashed Out Stockholders holds their shares in “street name” through a broker, bank or other nominee, or is otherwise not the “stockholder of record” (as defined in NRS 92A.330) of such shares, the written consent of the broker or other stockholder of record of such shares to the dissent by such Cashed Out Stockholder.

If the Company and a Cashed Out Stockholder that remains entitled to and properly asserts dissenter’s rights cannot agree on as to the fair value during the time period prescribed under the Dissenter’s Rights Statutes, the Company must then commence a proceeding in Nevada state district court to determine the fair value, which may be more than, equal to, or less than the Cash Payment authorized by the Special Committee to be paid pursuant to the Reverse Stock Split. Pursuant to NRS 92A.380(2) (as amended by Assembly Bill No. 239), any stockholder who is entitled to dissent with respect to the Reverse Stock Split pursuant to the Dissenter’s Rights Statutes must not otherwise object to or challenge the Reverse Stock Split, except to the extent that (i) the Company did not obtain the vote of the requisite voting power of the stockholders to approve the Reverse Stock Split as prescribed under the NRS and the Company’s articles of incorporation and bylaws, or (ii) the Reverse Stock Split is the proximate result of actual fraud against the stockholder or the Company.
A copy of the full text of the Dissenter’s Rights Statutes is included as Annex A to this proxy statement. To the extent there is any inconsistency between the summary of Nevada law regarding dissenter’s rights in this proxy statement and the Dissenter’s Rights Statutes, the text of the Dissenter’s Rights Statutes shall govern. Failure to follow the procedures set forth in the Dissenter’s Rights Statutes will result in the forfeiture of dissenter’s rights. You are encouraged to read these provisions carefully and in their entirety. Moreover, due to the complexity of the procedures for exercising dissenter’s rights, Cashed Out Stockholders who are considering exercising such rights are encouraged to seek the advice of legal counsel.
See “Special Factors — Dissenter’s Rights” beginning on page 38.
Material United States Federal Income Tax Consequences
The tax consequences of the Reverse Stock Split are complex. See “Special Factors — Material United States Federal Income Tax Consequences” beginning on page 30.

QUESTIONS AND ANSWERS ABOUT THE
REVERSE STOCK SPLIT AND THE SPECIAL MEETING
The following are some commonly asked questions that may be raised by our stockholders and answers to each of those questions.
Where and when is the Special Meeting?
The Special Meeting will be held at      on    , 2025 at      local time.
What am I being asked to vote on at the Special Meeting?
Our stockholders will consider and vote upon a proposal to approve the Reverse Stock Split. If the proposal is approved, at the effective time of the Reverse Stock Split, each share of common stock held by a stockholder owning immediately prior to the Reverse Stock Split fewer than 25,000 shares in any one account will be automatically converted into the right to receive the Cash Payment for each share owned immediately prior to the Reverse Stock Split, and such stockholders will no longer be stockholders of the Company. For stockholders that hold both restricted and unrestricted shares in one account, such shares will be considered in the aggregate for purposes of determining whether they own fewer than 25,000 shares.
Stockholders holding 25,000 or more shares of our common stock immediately before the Reverse Stock Split would receive one share for each 25,000 common shares held, and, as applicable, any resulting (post-split) fractional shares consisting of less than one (1.0) whole share will be cancelled and converted into the right to receive from the Company the Cash Payment for each such share owned before the Reverse Stock Split. To the extent any stockholder owns pre-split shares greater than 25,000 but not evenly divisible by 25,000, then the fractional shares of such stockholder resulting from the proposed Reverse Stock Split would be cashed out at the Cash Payment.
The Reverse Stock Split is a “Rule 13e-3 transaction” under the federal securities laws, defined as any transaction or series of transactions (involving a securities purchase, tender offer, or specified proxy solicitation) by an issuer or an affiliate of the issuer, which has a reasonable likelihood or purpose of directly or indirectly (i) causing any registered class of equity securities to be eligible for termination of registration, or eligible for termination or suspension of reporting obligations; or (ii) causing any listed class of equity securities to cease to be listed on a national securities exchange.
Our stockholders will also consider and vote upon a proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Reverse Stock Split.
What is the purpose of the Reverse Stock Split?
The primary purpose of the Reverse Stock Split is to enable the Company to reduce and maintain the number of record holders of its common stock below 300, which is the threshold at which SEC public reporting is required.
After the Reverse Stock Split, we intend to cease registration of our common stock under the Exchange Act. As a result, effective on and following the termination of the registration of our common stock under the Exchange Act, the Company would no longer be subject to the reporting requirements under the Exchange Act, or other requirements applicable to a public company, including requirements under the Sarbanes-Oxley Act and the listing standards of a national stock exchange. Our common stock also would not be eligible for listing on the New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market or the Nasdaq Global Market.
The reasons for the Reverse Stock Split include:
•	eliminating significant ongoing costs and management and employee time and effort associated with filing documents under the Exchange Act with the SEC;
•	eliminating significant ongoing costs and management and employee time and effort of compliance with the Sarbanes-Oxley Act and related regulations;
•	allowing our management to focus on long-term growth and enhancing the long-term stockholder value; and
•	enabling our record stockholders holding fewer than 25,000 shares in any one account to liquidate their holdings in the Company, without incurring brokerage commissions or market volatility.

What does the deregistration of our common stock mean?
Effective on and following the termination of the registration of our common stock under the Exchange Act, we will no longer have to file annual, quarterly and other reports with the SEC, and our executive officers, directors and 10% stockholders will no longer be required to file reports relating to their transactions in our common stock. Persons acquiring 5% of our common stock will no longer be required to report their beneficial ownership under the Exchange Act. Any trading in our common stock after the Reverse Stock Split and deregistration under the Exchange Act will only occur in privately negotiated sales and potentially on the OTC Pink Market, if one or more brokers chooses to make a market for our common stock there and complies with applicable regulatory requirements; however, there can be no assurances regarding any such trading.
What is the OTC Pink Market?
The Pink Open Market is the lowest tier of the three marketplaces for trading on the OTC securities market, which is a broker platform for trading securities operated the OTC Markets Group Inc. There are no financial standards or disclosure requirements. For more information about the OTC Markets Group, see https://www.otcmarkets.com/. For our common stock to be traded there, a broker dealer would need to submit a Form 211 with the Financial Industry Regulatory Authority (“FINRA”) and obtain FINRA approval. If such trading in our common stock were to develop there, we would expect it to occur at the Pink-No Information tier.
For more information about The Pink Open Market, see https://www.otcmarkets.com/corporate-services/information-for-pink-companies. There can be no assurance that any trading market will emerge following the deregistration and delisting of our common stock, or, if it does, how long it might last.
What will I receive in the Reverse Stock Split?
If you own fewer than 25,000 shares of our common stock in any one account immediately prior to the effective time of the Reverse Stock Split, you will receive $0.29 in cash, without interest, from us for each pre-Reverse Stock Split share that you so own. If you own 25,000 or more shares of our common stock immediately before the Reverse Stock Split, you will receive one share for each 25,000 common shares held, and, as applicable, any resulting (post-split) fractional shares consisting of less than one (1.0) whole share will be cancelled and converted into the right to receive from the Company the Cash Payment for each such share owned before the Reverse Stock Split represented by such post-split fractional share. To the extent you own pre-split shares greater than 25,000 but not evenly divisible by 25,000, then your fractional shares resulting from the proposed Reverse Stock Split would be cashed out at the Cash Payment.
Who is the Filing Person?
The Company is the filing person for purposes of this proxy statement.
What potential conflicts of interest are posed by the Reverse Stock Split?
Our directors and executive officers may have interests in the Reverse Stock Split that are different from your interests as a stockholder in the Company, and have relationships that may present conflicts of interest. As of July 31, 2025 approximately 38% of the issued and outstanding shares of our common stock was held by our directors and executive officers. Our directors and executive officers have indicated that they intend to vote all of the shares of our common stock which they collectively hold (27,889,978 shares as of July 31, 2025) “FOR” the Reverse Stock Split and “FOR” the proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Reverse Stock Split.
As of July 31, 2025, we expect the Reverse Stock Split will cause insider ownership, defined as the percentage of shares owned by directors and executive officers of the Company, to increase from 38% to 39%.
The Company’s Chairman of the Board, Thomas B. Akin, and members of senior management of the Company may purchase or sell shares of common stock of the Company in the open market following the public announcement of the Reverse Stock Split. Any such purchases or sales will be reported on Form 4 and Schedule 13D as required by law. These purchases and sales may increase or decrease the price of the Company’s common stock.
Thomas B Akin.
Thomas B. Akin serves as Chairman of the Board of Directors of the Company.

As of July 31, 2025, Mr. Thomas B. Akin beneficially owned, or otherwise controlled, directly or indirectly, 27,654,113 shares of common stock of the Company (excluding shares issuable upon the exercise of common stock warrants and the settlement of restricted stock units), which represents approximately 37% of the total voting power of the outstanding common stock of the Company.
What if I hold fewer than 25,000 shares of common stock and hold all of my shares in “street name”?
If you hold fewer than 25,000 shares of our common stock in “street name,” your broker, bank or other nominee is considered the stockholder of record with respect to those shares, and you are not. It is possible that the bank, broker or other nominee also holds shares for other beneficial owners of our common stock and that it may hold 25,000 or more total shares. Therefore, depending upon their procedures, they may not be obligated to treat the Reverse Stock Split as affecting beneficial holders’ shares. We intend to treat stockholders holding our common stock in “street name” in the same manner as record holders. Prior to the Reverse Stock Split, we will conduct an inquiry of all brokers, banks and other nominees that hold shares of our common stock in “street name,” ask them to provide us with information on how many shares held by beneficial holders will be cashed out, and request that they effect the Reverse Stock Split for those beneficial holders. However, these banks, brokers and other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. Accordingly, if you hold your shares of common stock in “street name,” we encourage you to contact your bank, broker or other nominee.
What happens if I own a total of 25,000 or more shares of common stock beneficially, but I hold fewer than 25,000 shares of record in my name and fewer than 25,000 shares with my broker in “street name”?
We may not have the information necessary to compare your holdings in two or more different brokerage firms. As a result, if you hold more than 25,000 of shares in the aggregate, your shares may nevertheless be cashed out if you hold them in a combination of accounts in several brokerage firms. If you are in this situation and desire to remain a stockholder of the Company after the Reverse Stock Split, you may wish to combine your holdings in one brokerage account or become a record holder prior to the effective time of the Reverse Stock Split. You should be able to determine whether your shares will be cashed out by examining your brokerage account statements to see if you hold more than the minimum number of shares in any one account. To determine the Reverse Stock Split’s effect on any shares you hold in “street name” (and possible payment of the Cash Payment), you should contact your broker, bank or other nominee.
If I own fewer than 25,000 shares of common stock, is there any way I can continue to be a stockholder of the Company after the Reverse Stock Split?
If you own fewer than 25,000 shares of our common stock, the only way you can continue to be a stockholder of the Company after the Reverse Stock Split is to purchase, prior to the effective time, sufficient additional shares to cause you to own a minimum of 25,000 shares in one account at the effective time. However, given the historically limited liquidity in our stock, we cannot assure you that any shares will be available for purchase and thus there is a risk that you may not be able to purchase sufficient shares to achieve or exceed the required 25,000 shares, and a risk that, even if such shares are available for purchase, they may not be available for a price suitable to your investment objectives. In this instance, you would no longer remain a stockholder after the effective time.
Could the Reverse Stock Split not happen?
Yes. The Reverse Stock Split cannot occur without the requisite approval of the Reverse Stock Split by stockholders at the Special Meeting. Further, even if such approval is obtained, the Special Committee has reserved the right not to proceed with the Reverse Stock Split if it believes it is no longer in the best interests of the Company or the Company’s stockholders. See “What vote is required to approve the Proposals?” and “If the Reverse Stock Split is approved by the stockholders, can the Special Committee determine not to proceed with the Reverse Stock Split?”
Who is entitled to vote at the Special Meeting?
Only holders of record of our common stock as of the close of business on the Record Date for the Special Meeting, are entitled to notice of, and to vote at, the Special Meeting or, except as may otherwise be required by Nevada law, any adjournments or postponements thereof.
How many shares were outstanding on the Record Date?
At the close of business on the Record Date for the Special Meeting, there were     shares of common stock outstanding and eligible to vote.

What is a “quorum” for purposes of the Special Meeting?
In order to conduct business at the Special Meeting, a quorum must be present at the Special Meeting. A “quorum” is a majority of the voting power of the outstanding shares of our common stock entitled to vote, represented in person or by proxy. Abstentions and broker non-votes, if any, are counted as present for the purpose of determining the presence of a quorum.
What vote is required to approve the Proposals?
The affirmative majority vote of our common stock present and voting at the Special Meeting is required for the adoption of the Reverse Stock Split proposal and, accordingly, to approve the Reverse Stock Split. The affirmative majority vote of our common stock present and voting at the Special Meeting is required for the adoption of the proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Reverse Stock Split. (A “majority vote” means that more votes have been cast for a proposal than against it. Abstentions and broker non-votes, if any, will not be considered as votes cast on, and as a result will have no impact on the outcome of, either proposal.) Each share of common stock eligible to vote at the Special Meeting is entitled to one vote.
As of July 31, 2025, approximately 38% of the issued and outstanding shares of our common stock was held by our directors and executive officers. Our directors and executive officers have indicated that they intend to vote all of the shares of our common stock held by them (27,889,978 shares as of July 31, 2025) “FOR” the Reverse Stock Split and “FOR” the proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Reverse Stock Split.
Who is soliciting my proxy?
The Board is soliciting proxies to be voted at the Special Meeting or any adjournment or postponement thereof. We have retained the services of Broadridge ICS, Inc. (“Broadridge”) to aid in the solicitation of proxies.
What will happen if the Proposals are approved by the Company’s stockholders?
Assuming the Proposals are approved and that we have fewer than 300 record holders of our common stock after the Reverse Stock Split, we will file applicable forms with the SEC to deregister our shares of common stock under the federal securities laws. Upon the effectiveness of those filings, the Company would no longer be subject to the reporting and related requirements under the federal securities laws that are applicable to public companies. We will also no longer be subject to the provisions of the Sarbanes-Oxley Act and other regulations applicable to public reporting companies. In addition, Cashed Out Stockholders will no longer have a continuing interest as stockholders of the Company and will not share in any future increase in the value of the Company. Our common stock would not be eligible for listing on the New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market or the Nasdaq Global Market. Any trading in our common stock after the Reverse Stock Split and deregistration under the Exchange Act will only occur in privately negotiated sales and potentially on the OTC Pink Market, if one or more brokers chooses to make a market for our common stock there and complies with applicable regulatory requirements; however, there can be no assurances regarding any such trading. We must also notify the Financial Industry Regulatory Authority (“FINRA”) of the intended Reverse Stock Split by filing the Issuer Company Related Action Notification Form no later than 10 days prior to the anticipated record date of such action.
If the Reverse Stock Split is approved by the stockholders, can the Special Committee determine not to proceed with the Reverse Stock Split?
If the Reverse Stock Split is approved by the stockholders, the Special Committee may determine not to proceed with the Reverse Stock Split if they believe that proceeding with the Reverse Stock Split is not in the best interests of the Company or the Company’s stockholders. If the Special Committee determines not to proceed with the Reverse Stock Split, we will continue to operate our business as presently conducted.
What are the United States federal income tax consequences of the Reverse Stock Split to me?
The tax consequences of the Reverse Stock Split are complex. See “Special Factors — Material United States Federal Income Tax Consequences” beginning on page 30.

Should I send in my certificates now?
No. After the Reverse Stock Split is completed, we will send instructions on how to receive the Cash Payment, to which you may or may not be entitled.
What is the total cost of the Reverse Stock Split to the Company?
Since we do not know how many record and beneficial holders of our common stock will be Cashed Out Stockholders (or how many Continuing Stockholders will receive the Cash Payment in lieu of fractional shares), we do not know the exact cost of the Reverse Stock Split. However, based on information that we have received as of July 31, 2025 from our transfer agent, Colonial Stock Transfer Co, Inc., based on the size of holdings of those stockholders who may hold shares in “street name,” as well our estimates of other Reverse Stock Split expenses, we believe that the total cash requirement of the Reverse Stock Split to the Company will be approximately $1,500,000. This amount includes approximately $1,009,685 needed to cash out fractional shares that would otherwise result from the Reverse Stock Split in respect of Cashed Out Stockholders (and the Cash Payment owed to certain Continuing Stockholders in lieu of fractional shares), and approximately $450,000 of legal, accounting, and other costs needed to effect the Reverse Stock Split. This total amount could be larger or smaller depending on, among other things, the number of fractional shares that will be outstanding after the Reverse Stock Split as a result of purchases, sales and other transfers of our shares of common stock by our stockholders.
Am I entitled to dissenter’s rights in connection with the Reverse Stock Split?
Under Nevada law, Continuing Stockholders are not entitled to any appraisal or dissenter’s rights in connection with the Reverse Stock Split.
Any Cashed Out Stockholder who does not vote (and who does not cause or permit such Cashed Out Stockholder’s shares to be voted) in favor of the Reverse Stock Split Proposal will have the right to dissent from the Reverse Stock Split and, in lieu of receiving the Cash Payment approved by the Special Committee pursuant to the Reverse Stock Split, obtain payment of the fair value (as defined in NRS 92A.320) of the fractional share that would otherwise result from the Reverse Stock Split of such Cashed Out Stockholder’s pre-split shares, but only if the Cashed Out Stockholder complies with all applicable requirements under NRS 92A.300 through NRS 92A.500, inclusive (the “Dissenter’s Rights Statutes”), which are summarized in this proxy statement and reproduced in their entirety in Annex A to this proxy statement, and include delivering to the Company, before the vote on the Reverse Stock Split Proposal is taken at the Special Meeting:
•
written notice of the Cashed Out Stockholder’s intent to demand payment for such resulting fractional share if the Reverse Stock Split is effectuated (referred to as a “statement of intent” as defined in NRS 92A.323), and

•
if the Cashed Out Stockholder holds their shares in “street name” through a broker, bank or other nominee, or is otherwise not the “stockholder of record” (as defined in NRS 92A.330) of such shares, the written consent of the broker or other stockholder of record of such shares to the dissent by such Cashed Out Stockholder.

If the Company and a Cashed Out Stockholder who remains entitled to and properly asserts dissenter’s rights cannot agree as to the fair value within the time period prescribed under the Dissenter’s Rights Statutes, the Company must then commence a proceeding in Nevada state district court to determine the fair value, which may be more than, equal to, or less than the Cash Payment authorized by the Special Committee to be paid pursuant to the Reverse Stock Split. Pursuant to NRS 92A.380(2) (as amended by Assembly Bill No. 239), any stockholder who is entitled to dissent with respect to the Reverse Stock Split pursuant to the Dissenter’s Rights Statutes must not otherwise object to or challenge the Reverse Stock Split, except to the extent that (i) the Company did not obtain the vote of the requisite voting power of the stockholders to approve the Reverse Stock Split as prescribed under the NRS and the Company’s articles of incorporation and bylaws, or (ii) the Reverse Stock Split is the proximate result of actual fraud against the stockholder or the Company.
A copy of the full text of the Dissenter’s Rights Statutes is included as Annex A to this proxy statement. To the extent there is any inconsistency between the summary of Nevada law regarding dissenter’s rights in this proxy statement and the Dissenter’s Rights Statutes, the text of the Dissenter’s Rights Statutes shall govern. Failure to follow the procedures set forth in the Dissenter’s Rights Statutes will result in the forfeiture of dissenter’s rights. You are encouraged to read these provisions carefully and in their entirety. Moreover, due to the complexity of the procedures for exercising dissenter’s rights, Cashed Out Stockholders who are considering exercising such rights are encouraged to seek the advice of legal counsel.
See “Special Factors — Dissenter’s Rights” beginning on page 38.
How do I vote?
Sign and date each proxy card you receive and return it in the enclosed envelope prior to the Special Meeting or attend the meeting and vote in person.
Can I change or revoke my vote?
Yes. You may change your proxy instructions at any time before your proxy is voted at the Special Meeting. Proxies may be revoked by taking any of the following actions:
•
filing a written notice of revocation of any prior delivered proxy or filing a duly executed proxy bearing a later date with our Corporate Secretary, in each case, to 101 N Colorado St #3116, Chandler, Arizona 85225; or

•	attending the Special Meeting and voting in person (although attendance at the meeting will not, by itself, revoke a proxy).
What does it mean if I get more than one proxy card?
If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all your shares are voted.
How does the Board of Directors recommend that I vote on the Proposals?
The Special Committee unanimously recommends that you vote “FOR” the proposal to approve the Reverse Stock Split and “FOR” the proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Reverse Stock Split.

SPECIAL FACTORS
Purpose of and Reasons for the Reverse Stock Split
General. The primary purpose of the Reverse Stock Split is to enable the Company to reduce and maintain the number of record holders of its common stock below 300, which is the threshold at which SEC public reporting is required. After the Reverse Stock Split, we intend to cease registration of our common stock under the Exchange Act. As a result, effective on and following the termination of the registration of our common stock under the Exchange Act, the Company would no longer be subject to the reporting requirements under the Exchange Act, or other requirements applicable to a public company, including requirements under the Sarbanes-Oxley Act and the listing standards of a national stock exchange. Our common stock would not be eligible for listing on the New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market or the Nasdaq Global Market.
The Special Committee has considered and determined that the costs of being an SEC reporting company outweigh the minimal benefits and, thus, it is no longer in the best interests of the Company or the Company’s stockholders for us to remain an SEC reporting company. The Reverse Stock Split is intended to make us a non-SEC reporting company.
Our principal reasons for proposing the Reverse Stock Split are as follows:
•
Due to the consistently low trading volume of our common stock, during the last 10 years, it has not been feasible to raise significant capital from the public markets. Despite the lack of benefits, we incur all of the significant annual expenses and indirect costs associated with being a public company.

•
The reduction in time spent by our management and employees preparing the periodic and other reports required of SEC reporting companies under the Exchange Act, complying with the Sarbanes-Oxley Act, and managing stockholder relations and communications, will enable them to focus more on managing the Company’s businesses and growing stockholder value. The Company will continue to be subject to the general anti-fraud provisions of applicable federal and state securities laws.

•	Our management will be able to focus more on long-term growth without an undue emphasis on short-term financial results.
•	Our record stockholders holding fewer than 25,000 shares in any one account will have the ability to liquidate their holdings in us, without incurring brokerage commissions.
•	The substantial disclosure requirements of being a public company put us at a competitive disadvantage relative to our competition, particularly in relation to better capitalized competitors.
•
The annual cost savings we expect to realize as a result of the termination of the registration of our shares of common stock under the Exchange Act, including ongoing expenses for compliance with the Sarbanes-Oxley Act, and other accounting, legal, printing and other miscellaneous costs associated with being a publicly traded company, are approximately $1,000,000 per year. Following the Reverse Stock Split, we currently intend to continue to have our financial statements audited by a public accounting firm to the extent required by the Company’s contractual agreements, but we do not intend to make such financial statements available to our stockholders, unless required by law or otherwise agreed to by the Company.

The determination to undertake the Reverse Stock Split at this time, as opposed to another time, was driven by the following factors:
The Board of Directors and management have for some time believed the Company’s public float was too small to attract interest from institutional investors or market analysts, and therefore have been an obstacle to enhancing enterprise value. As a public reporting company, we expected to be able to leverage our public company equity to raise capital and pursue acquisitions to help grow our business and expand our operations. However, due to the consistently low-volume trading of our common stock, we have not been able to raise significant capital from the public markets.
The costs of remaining a public company are significant, recurring and certain. For perspective, consider that management has estimated the average direct costs of being public to be approximately $1,000,000 annually, which is approximately 87% of the Company’s revenue during the last fiscal year. Without these costs, in the view of the Special Committee, the Company would be stronger and better able to enhance enterprise value over the long term.

Lastly, our determination to move forward with the Reverse Stock Split at this time also reflects the specific objective of completing the Reverse Stock Split in a timely manner so as to avoid incurrence of costs associated with the preparation and filing of SEC filings.
Reduced Costs and Expenses. We incur both direct and indirect costs to comply with the filing and reporting requirements imposed on us as a result of being an SEC reporting company. Professional fees of lawyers and accountants, director fees, printing, mailing, and other costs incurred by us in complying with SEC reporting and compliance requirements are substantial. We also incur direct and indirect costs in complying with the Sarbanes-Oxley Act. Compliance with these requirements requires significant expenditures, as well as a significant investment of time and energy by our management and employees. If our SEC reporting obligations cease, we would not incur a substantial amount of these expenses.
Our estimated total costs in different expense categories should we remain an SEC reporting company are described in greater detail below:
We ultimately expect to realize recurring annual cost savings of approximately $1,000,000 across the above expense categories. These estimated savings primarily reflect, among other things:
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a reduction in fees to our registered independent public accounting firm and other accounting professional services of approximately $110,000 for audits, the review of our SEC periodic reports and related expenses;

•	the potential reduction in directors’ fees and premiums associated with our public company directors’ and officers’ liability insurance of approximately $120,000;
•	a reduction in legal fees associated with securities law compliance of approximately $225,000; and
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the net reduction in costs and expenses associated with filing our annual, periodic and current reports and other documents, such as proxy statements and Section 16 filings with the SEC, printing, mailing and other costs of the annual report to stockholders, proxy statements and other miscellaneous costs of approximately $180,000.

Our projected annual cost savings are only estimates, and those cost savings could be higher or lower than the amounts set forth above. Following the Reverse Stock Split, we currently intend to continue to have our financial statements audited by a public accounting firm to the extent required by the Company’s contractual agreements, but we do not intend to make such financial statements available to our stockholders, unless required by law or otherwise agreed to by the Company. The scope of these procedures would be reduced, given the lack of public company reporting requirements. In addition, there will be a more limited need for legal counsel if we no longer file reports with the SEC. Some estimates were more subjective, such as savings in transfer agent’s fees because of a reduction in the number of stockholder accounts to be handled, a reduction in printing and other related costs of distributions to stockholders, and a reduction in our investor relations website costs.
Management Time and Expense; Operational Flexibility. The costs described above do not include any estimate for the overall time expended by our management and employees on the preparation of our SEC filings. We believe this time could more effectively be devoted to other purposes, such as operating our business and undertaking new initiatives that may result in greater long-term growth. Additionally, due to the public market’s focus on quarterly results, smaller public companies such as ours are required to focus on short-term goals, such as quarterly financial results, often at the expense of longer-term objectives. As a non-SEC reporting company, we believe management will be able to devote more time to sustaining long-term growth.
Limited Trading Volume and Liquidity for Small Stockholdings. The Special Committee also believes that holders of small amounts of shares of our common stock may be deterred from selling their shares because of the lack of an active trading market and disproportionately high brokerage costs. Based on our review of a list of accounts that own our common stock as of July 31, 2025, we estimate that there are approximately 472 accounts holding fewer than 25,000 shares. The Reverse Stock Split will offer each of these accounts the opportunity to obtain cash for their shares without the cost of dealing with a broker.
In addition, our common stock has been and continues to be thinly traded. The average daily trading volume of the stock from January 1, 2025 to June 30, 2025 was approximately 2,838 shares per day (or 0.01% of our total shares of common stock outstanding), and during that period there were 122 trading days on which our common stock did not trade a round lot during normal trading hours. The low volume of trading limits our common stock’s liquidity.

This affects our ability to raise capital from the public markets. The Reverse Stock Split will also provide our stockholders of fewer than 25,000 shares with the ability to liquidate their holdings in us and receive a fair price in cash for their shares, without incurring brokerage commissions.
Background of the Reverse Stock Split
As a public reporting company, we expected to be able to leverage our public company equity to raise capital and pursue acquisitions to help grow our business and expand our operations. However, due to the consistently low-volume of our common stock, we have not been able to raise significant capital from the public markets. Accordingly, notwithstanding our long-standing active efforts to grow our scale and profitability through opportunistic acquisitions and/or strategic investments, we have been largely unable to do so or to otherwise create a more active and liquid market for our common stock.
Therefore, we have concluded that our status as a public reporting company is not currently, and has not been, and will not be in the near future, an advantage to the Company and/or its stockholders. Rather, the Special Committee has concluded that the Company realizes few of the traditional benefits of such status, yet incurs all of the significant annual expenses and indirect costs associated with being a public reporting company. For perspective, consider that management has estimated the average direct costs of being public are about $1,000,000 annually, which is approximately 87% of the Company’s revenue during the last fiscal year. Without these costs, in the view of the Board, the Company would be a stronger company and better able to enhance stockholder value over the long-term.
In April and May 2025, the Company’s management conferred with its outside legal counsel, Faegre Drinker Biddle & Reath LLP (“Faegre Drinker”), to discuss whether “going dark” in conjunction with a reverse stock split or otherwise might be in the best interests of the Company and its stockholders, including the following considerations:
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Factors such as (1) the significant cost-savings realized by not being a public reporting company, both in terms of direct costs and management time and distraction, (2) the perceived lack of benefit to the Company and its stockholders of being public, (3) the history of low stock prices, low volume and volatile trading, and (4) the opportunity to provide smaller stockholders liquidity via the cash-out of fractional shares in a reverse stock split and larger stockholders the opportunity to retain their ownership interest in the Company unencumbered by the high costs of being public.

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The prospects of achieving meaningful improvement in Company profitability through organic initiatives in a timeframe acceptable to public stockholders. The Company viewed existing organic initiatives as potentially offering growth that would be gradual and incremental. In contrast, the costs of being public were significant, immediate, recurring and certain.

•	The history of the Company’s outreach to a wide range of industry participants over the years regarding potential strategic transactions.
In addition to a formal engagement with an investment bank in 2020 and 2021 to explore a potential sale of the business, the Company pursued numerous strategic discussions with industry participants from late 2023 through mid-2025, including the following:
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On December 8, 2023, the chief executive officer of Company A reached out to Company management inquiring about strategic opportunities. Company management met with Company A on December 20, 2023, and Company A expressed interest in acquiring the Company. After conducting substantial diligence and holding multiple meetings and conversations with Company A’s leadership over approximately two months, Company A informed the Company on February 5, 2024, that they would not be pursuing a transaction due to the Company’s substantial burn rate and complex corporate structure.

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On May 8, 2024, Company management met with the business development lead at Company B to discuss a potential transaction. After conducting some diligence, Company B did not proceed with submitting an offer. Following additional technical integration discussions, Company management scheduled a meeting with Company B on July 24, 2024, and again on August 6, 2024. These meetings yielded no indication of interest from Company B. On January 30, 2025, the Company met telephonically with another senior member of Company B management. At the end of that call, Company B inquired about a strategic discussion, but no formal indication of interest was subsequently submitted.

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On June 17, 2024, the Company met with representatives from Company C. After discussion, Company C proposed an asset-only transaction structure, to which the Company responded with potential interest. After no further communication was received, the Company followed up on August 15, 2024, which resulted in a short email exchange from September 9-11, 2024, with no subsequent follow-up from Company C. The Company followed up again on March 3, 2025, but received no response.

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On February 6, 2025, an investment banker representing Company D reached out to the Company. The Company met with the investment banker on February 12, 2025, and expressed interest in a potential acquisition by Company D. On February 26, 2025, Company management met with representatives of Company D. Under a non-disclosure agreement, a substantial amount of diligence information was exchanged, yet no indication of interest was received from Company D. In May 2025, Company D and various members of the Company’s management team had conversations about technical integration, and Company D’s investment banker again reached out to the Company. On May 28, 2025, Company D’s investment banker called the Company and offered a potential transaction structure, to which the Company responded with interest. However, on June 16, 2025, Company D’s investment banker emailed the Company to inform him that Company D was discontinuing conversations and had decided to focus on EBITDA positive companies with greater than $10 million in revenue.

In addition to these more substantive discussions, the Company engaged in other conversations with industry participants during this period that did not yield material developments. Notwithstanding these extensive efforts over multiple years, the Company had not been able to enter into any transaction that the Company or the Board felt was in the best interests of the Company or its stockholders. Based on its knowledge of industry participants, this history of outreach efforts, and the Company’s current financial performance, the Company believed continuing to search for strategic alternatives for the Company in its current state was not likely to enhance stockholder value.
The Company discussed with Faegre Drinker and the Company’s Nevada legal counsel, Brownstein Hyatt Farber Schreck, LLP (“Brownstein”) the Board’s fiduciary duties in considering “going dark” in conjunction with a reverse stock split or otherwise and other corporate governance issues. As part of a potential “going dark” transaction, the Company considered the merits of voluntarily seeking stockholder approval of a reverse stock split in which smaller stockholders, in lieu of receiving fractional shares, would receive a cash payment from the Company and larger stockholders would retain their holdings in the Company, which would no longer be encumbered by the expenses of a public reporting company. Combining “going dark” with a stockholder-approved reverse stock split would also have the following effects: (1) it would give all of the Company’s stockholders an opportunity to vote on the matter and (2) by further reducing the number of record holders, it would reduce the risk that the Company might inadvertently become subject to the reporting requirements in the future if its number of record holders was to crest above 300.
The Company considered alternative “going dark” transaction structures, including a potential Company-led tender offer for all of the Company’s shares, but determined that a stockholder-approved reverse stock split would be the most efficient and certain transaction structure to meet the Company’s objectives, particularly since a Company-led tender offer would likely be more expensive and, if unsuccessful, would not result in the Company “going dark.”
On June 6, 2025, Company management met with members of Faegre Drinker to discuss the potential transaction and the benefits of forming a special committee. On June 9, 2025, management met with representatives from Faegre Drinker and Brownstein. On June 17, 2025, the Company circulated a board consent to form the Special Committee.
On June 27, 2025, the Special Committee met with the Company’s President and Chief Financial Officer present, as well as representatives from Faegre Drinker. The Special Committee discussed the business rationale for exploring the transaction, discussed their responsibilities as the Special Committee, and designated Company management to perform further analysis on company valuation and transaction structure.
On July 3, 2025, the Special Committee met with Company management and representatives from Faegre Drinker. The members of the Special Committee discussed the valuation work that had been completed by Company management, their experience with valuation of companies at a similar stage, and the further business benefits of the transaction. The Special Committee directed management to set up a further meeting with representatives of Brownstein and to answer additional questions about the business rationale and method of the transaction. At this meeting, management and the Special Committee also discussed the different directions that had been pursued to increase the share price of the Company, including the history of strategic alternatives discussions detailed above, and the rationale for determining that the potential reverse stock split transaction was the most viable path forward. The idea of alternative transaction structures, including a tender offer, was also discussed, and it was determined that such alternatives would not be viable options and could be potentially detrimental to the common stockholders.
On July 9, 2025, the Special Committee met with management, representatives from Faegre Drinker, and representatives of Brownstein. During this meeting, Brownstein delivered a presentation to the Special Committee on the fiduciary duties of the directors of Nevada corporations and addressed related questions. Brownstein then left the meeting, and the Special Committee then discussed their responsibilities under Nevada law and discussed the process that had been conducted relative to their responsibilities. The Special Committee discussed the details of a reverse stock split “going dark” transaction, which involved a 1-for-25,000 reverse stock split which would cash out any post-split stockholder holding only a fractional share. The Special Committee directed management to begin preparation of necessary documents and proceed forward with the proposed transaction.
On July 30, 2025, the Special Committee met with management and representatives from Faegre Drinker. The Special Committee discussed the details of a reverse stock split “going dark” transaction, which involved a 1-for-25,000 reverse stock split which would cash out any post-split stockholder holding only a fractional share at a pre-split valuation of $0.29 per share. The Special Committee also discussed sources of financing to fund the reverse stock split, including obtaining funds from Thomas B. Akin, a member of the Board and Bruce E. Terker, an owner of 5% or more of the outstanding shares of the Company’s Common Stock. The Special Committee also reviewed and discussed a draft of the preliminary proxy statement that management prepared and circulated to the Special Committee in advance of the meeting and continued discussion regarding the fairness of the cash payment in connection with the Reverse Stock Split.
On July 31, 2025, the Special Committee met with management and representatives from Faegre Drinker. The Special Committee discussed the details of a reverse stock split “going dark” transaction, which involved a 1-for-25,000 reverse stock split which would cash out any post-split stockholder holding only a fractional share at a pre-split valuation of $0.29 per share. The Special Committee also discussed sources of financing to fund the reverse stock split, including obtaining funds from Thomas B. Akin and Bruce E. Terker. The Special Committee reviewed and discussed a draft of the preliminary proxy statement and continued discussion regarding the fairness of the cash payment in connection with the Reverse Stock Split. Representatives of Faegre Drinker reviewed with the directors their fiduciary duties in connection with their consideration of the Reverse Stock Split. Following consideration and discussion of the proposed Reverse Stock Split and the transactions contemplated thereby, the Special Committee unanimously approved the Reverse Stock Split and related transactions and recommended to our stockholders that they approve the Reverse Stock Split.
Overall, from its inception in June 2025 to July 31, 2025, the Special Committee met formally or informally five times, both independently and with either or both of representatives of Faegre Drinker and Brownstein present. Interspersed among the below-described meetings, the Special Committee was in close contact with its advisors, engaging in teleconferences or virtual meetings with representatives from either Faegre Drinker and Brownstein (or both) present, to address questions as they arose during the Special Committee’s deliberation during the interim periods between formal meetings.
Based on all the factors which had been considered by the Special Committee at this and at its other meetings, although not relying upon any one factor but considering all factors as a whole, the Special Committee, exclusively comprised of non-employee directors of the Company and excluding our Chairman of the Board Thomas B. Akin, determined the Reverse Stock Split would be in the best interests of the Company and its stockholders, and substantively and procedurally fair to the unaffiliated stockholders of the Company, including the unaffiliated Cashed Out Stockholders and the unaffiliated Continuing Stockholders, approved the Reverse Stock Split, including the Cash Payment, and recommended the Reverse Stock Split to the stockholders of the Company. The Special Committee also retained the right to withdraw its approval of the Reverse Stock Split, either before or after the vote of stockholders, if the Special Committee determined that the deregistration transaction was no longer in the best interests of the Company or the Company’s stockholders.
Alternatives to the Reverse Stock Split
Strategic Transactions. As described in “Special Factors — Background of the Reverse Stock Split,” the Company has had a history of outreach to a wide range of industry participants over the years regarding potential strategic transactions. Notwithstanding these efforts, the Company had not been able to enter into any transaction that the Company or the Board felt was in the best interests of the Company and its stockholders. Based on its knowledge of industry participants, past outreach and the Company’s current financial performance, the Special Committee believed continuing to search for strategic alternatives for the Company in its current state was not likely to enhance enterprise value at this time.
Issuer Tender Offer. In this alternative, we would offer to purchase a set number of shares within a specific timetable. The results of an issuer tender offer would be unpredictable, however, due to its voluntary nature, and we would have no assurance that enough stockholders would tender all of their shares of our common stock to reduce the number of record owners of our common stock to fewer than 300. In addition, the rules governing tender offers require equal treatment of all stockholders, including pro rata acceptance of offers from stockholders. The Special Committee considered that since they could not guarantee or predict with certainty how many shares would be tendered, the possibility existed that such a transaction would not reduce the number of holders of record to below 300, and the estimated costs of this type of transaction potentially could be higher than the costs of the Reverse Stock Split. As a result of these disadvantages, the Special Committee determined not to pursue this alternative.
Maintaining the Status Quo. The Special Committee also considered maintaining the status quo. In that case, the Company would continue to incur the significant expenses of being an SEC reporting company without enjoying what it believes to be the benefits traditionally associated with SEC reporting company status, including, but not limited to, raising capital in the public markets, stock liquidity, business credibility and the ability to use its common stock as currency for acquisitions. However, the Special Committee believed that becoming a private company would be in the best interests of the Company and its stockholders and rejected this alternative.
After carefully reviewing all of these alternatives, for the reasons discussed above, the Special Committee approved the Reverse Stock Split as the most expeditious and economical way of changing our status from that of a reporting company to that of a non-reporting company.
Fairness of the Reverse Stock Split
The Special Committee fully considered and reviewed the terms, purpose, alternatives and effects of the proposed Reverse Stock Split, and unanimously determined that the Reverse Stock Split is substantively and procedurally fair to the unaffiliated stockholders, including the unaffiliated Cashed Out Stockholders and the unaffiliated Continuing Stockholders. Except for such approval, the Company is not aware that any of its affiliates has made a recommendation, in their individual capacities, either in support of or opposition to the Reverse Stock Split.
The Special Committee did not obtain a report, opinion, or appraisal from an appraiser or financial advisor with respect to the consideration to Cashed Out Stockholders or Continuing Stockholders, due to the financially depressed status of the Company, the Company’s continuing operating losses, and the recent historical trading price of its common stock, and no representative or advisor was retained on behalf of the unaffiliated Cashed Out Stockholders and the unaffiliated Continuing Stockholders to review or negotiate the Reverse Stock Split.
The Special Committee, which has unanimously approved the Reverse Stock Split, concluded that the expense of opinions, appraisals and representatives was not reasonable in relation to the size of the Reverse Stock Split contemplated and concluded that the Special Committee, working in conjunction with management, could adequately establish the fairness of the Reverse Stock Split without such outside persons.
The Special Committee unanimously recommends that stockholders vote “FOR” approval of the Reverse Stock Split and “FOR” the proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Reverse Stock Split.
In order for the Reverse Stock Split to be approved pursuant to NRS 78.2055 and our Bylaws, the Reverse Stock Split must be approved by a majority of the votes cast at the Special Meeting, with abstentions and broker non-votes not counting as votes cast. In order for the adjournment proposal, if necessary or appropriate, to be approved pursuant to our bylaws, must be approved by a majority of the votes cast at the Special Meeting. Abstentions and broker non-votes, if any, will not be considered as votes cast on, and as a result will have no impact on the outcome of, the proposal.
Substantive Fairness. The Special Committee considered, among other things, the factors listed below, as well as the alternatives to the Reverse Stock Split as noted above in “Special Factors — Alternatives to the Reverse Stock Split,” in reaching its conclusion as to the substantive fairness of the Reverse Stock Split to the unaffiliated stockholders of the Company, including the unaffiliated Cashed Out Stockholders and the unaffiliated Continuing Stockholders. The Special Committee did not assign specific weight to any factors they considered, nor did they apply them in a formulaic fashion, although they particularly noted the significant anticipated cost and time savings for the Company resulting from the Reverse Stock Split, which will benefit Continuing Stockholders, and the opportunity in the Reverse Stock Split for stockholders to exit their positions in the Company, an opportunity which is nearly impossible given the low trading volume in the open market, which will benefit the Cashed Out Stockholders. The Special Committee did not receive a report, opinion, or appraisal from an outside party regarding the fairness from a financial point of view, to the Cashed Out Stockholders, of the Cash Payment to be received by such stockholders in the Reverse Stock Split. The discussion below is not meant to be exhaustive, but we believe it addresses all material factors considered by the Special Committee in its deliberations and determinations.
Opportunity to Liquidate Shares of Common Stock. The Special Committee considered the opportunity the Reverse Stock Split presents for stockholders owning fewer than 25,000 shares in any one account to liquidate their holdings, without incurring brokerage costs.
Limited Liquidity for the Company’s Common Stock. The Special Committee noted that the trading volume in our common stock has been, and continues to be, extremely limited. The average daily trading volume of the stock from January 1, 2025, to June 30, 2025 (the trading day prior to the announcement of the approval of the Reverse Stock Split by the Company) was approximately 2,838 shares per day, and during that period there were 122 trading days on which our common stock did not trade at all. Accordingly, the Reverse Stock Split provides a substantial number of our record holders and beneficial holders with the opportunity to obtain cash for their shares in a relatively limited trading market and at a premium over the closing price of our common stock at the time of our announcement of the Reverse Stock Split.
Historical Prices. With respect to the Cash Payment, the Special Committee relied upon, among other things, the determination of the range of fair values per pre-split share. The Special Committee determined that $0.29 per pre-split share would fair based on historical trading ranges.
Future Cost and Time Savings. By eliminating costs associated with our public reporting and other related obligations, the Company ultimately expects to realize recurring annual cost savings of approximately $1,000,000 which would include reduced costs of an annual financial statement audit by a public accounting firm, given the reduced scope as a result of no longer being subject to SEC reporting requirements. In addition, the Special Committee noted that the Company would eliminate the substantial time and effort currently spent by the Company’s management and employees to prepare and review the reports it files with the SEC under the Exchange Act and the Sarbanes-Oxley Act, and after the Reverse Stock Split, management and our other employees will be able to reallocate this time and effort to other areas of our businesses and operations.
The Special Committee determined that certain additional factors supported the fairness of the Reverse Stock Split to those unaffiliated Cashed Out Stockholders, including the fact that they will not pay the brokerage commissions they would have paid if they attempted to sell their shares in the open market. The proposed transaction price of $0.29 per pre-split share of our common stock compares favorably to the average closing price of our stock for the previous 30, 60, 90 and 180 trading days prior to July 30, 2025, the day prior to the Special Committee’s approval of the Reverse Stock Split, and for the previous 30, 60, 90 and 180 trading days prior to the Record Date (as can be shown in the tables below).
Furthermore, the Special Committee considered that, with extremely limited liquidity in the public market for our common stock, only a small portion of our stockholders would have been able to attain the historical closing prices before the stock price decreased measurably. The proposed transaction price of $0.29 per pre-split share does not include any discount for the lack of liquidity of our common stock or for the minority status of the shares of our common stock owned by unaffiliated stockholders.

In addition, the following table sets forth historical trading volume averages and average closing prices for the associated number of trading days prior to July 30, 2025, the day before the Special Committee approved the Reverse Stock Split:

Number of Trading Days Average	Average Closing Price	Average Daily Volume	Volume- Weighted Average Price (“VWAP”)
30	$0.28	2,713	$0.28
60	$0.28	3,395	$0.27
90	$0.30	4,120	$0.29
180	$0.30	3,232	$0.30

From April 29, 2025, through July 30, 2025, inclusive (60 trading days), the average daily trading volume has been 3,395 shares with a VWAP of $0.27. The Cash Payment represents a premium of 6.9% over the VWAP from April 29, 2025 through July 30, 2025, inclusive. From March 21, 2025, through July 30, 2025, inclusive (90 trading days), the VWAP has been 4,120 shares with an average closing price of $0.29. The cash payment of $0.29 per pre-split share to stockholders whose shares will be cashed out is equal to the VWAP from March 21, 2025 through July 30, 2025, inclusive.
On July 31, 2025, at the close of the trading day, which was the day prior to the announcement of the Reverse Stock Split, our common stock’s closing price per share was $0.22 on trading volume of 0 shares. The cash payment of $0.29 per pre-split share to stockholders whose shares will be cashed out represents a premium of 31.8% over the closing price on July 31, 2025.
The Special Committee determined that current and historical market prices of its common stock were the best measures of the fairness of the Cash Payment because recent and historical prices provide some insight into how the market has historically valued our common stock.
No Opinion of a Financial Advisor. The Special Committee did not receive a report, opinion, or appraisal from an outside party regarding the fairness from a financial point of view, to the Cashed Out Stockholders or Continuing Stockholders (but only with respect to any post-split fractional shares that would otherwise be held by such Continuing Stockholders) of the Cash Payment to be received by such stockholders in the Reverse Stock Split.
Net Book Value and Liquidation Value. Although the Special Committee considered the net book value of our shares of common stock, the Special Committee did not view it as being relevant for the fair value to be paid to Cashed Out Stockholders. Net book value is based on the historical cost of our net assets under GAAP. The value of items, such as our positive business reputation, and goodwill as accounted for under GAAP are not included in a determination of net book value. In addition, the Special Committee determined that a liquidation analysis would have no relevance in light of the fact that we will remain as a continuing business and the Reverse Stock Split will not result in a change of control of the Company.
No Firm Offers. The Special Committee is not aware of any firm offers during the past two years by any unaffiliated person for the merger or consolidation of the Company, the sale or other transfer of all or any substantial part of the assets of the Company, or a purchase of our shares of common stock or other securities that would enable the holder to exercise control of the Company.
The Special Committee also considered the disadvantages of the Reverse Stock Split, including that:
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No Participation in Potential Future Growth by Cashed Out Stockholders. Cashed Out Stockholders will no longer have any ownership interest in the Company and will no longer participate in our potential future earnings and growth.

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Reduction in Information About the Company. After completion of the Reverse Stock Split, we will cease to file annual, quarterly, current, and other reports and documents with the SEC, and stockholders will cease to receive annual reports and proxy statements. Following the Reverse Stock Split, we currently intend to continue to have our financial statements audited by a public accounting firm to the extent required by the Company’s contractual agreements, but we do not intend to make such financial statements available to our stockholders, unless required by law or otherwise agreed to by the Company. Continuing Stockholders will have significantly less information about the Company and our business, operations, and financial performance than they have currently, and the information that is available may not be as up-to-date as information available through SEC reporting. We will continue to hold stockholder meetings in accordance with our articles of incorporation, bylaws and Nevada law, including annual meetings of stockholders to elect the Board, or take actions by written consent of our stockholders in lieu of such meetings.
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Limited Liquidity. After the Reverse Stock Split, because of the possible limited liquidity for our common stock, the termination of our obligation to publicly disclose financial and other information following the Reverse Stock Split, and the deregistration of our common stock under the Exchange Act, Continuing Stockholders may potentially experience a significant decrease in the value of their common stock.

•	Limited Regulatory Oversight. After completion of the Reverse Stock Split, we will no longer be subject to the provisions of the Sarbanes-Oxley Act or the liability provisions of the Exchange Act.
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Reporting Obligations of Certain Insiders. Our executive officers, directors and 10% stockholders will no longer be required to file reports relating to their transactions in our common stock with the SEC. In addition, our executive officers, directors and 10% stockholders will no longer be subject to the recovery of profits provision of the Exchange Act, and persons acquiring 5% of our common stock will no longer be required to report their beneficial ownership under the Exchange Act.

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Loss of Access to Public Markets. We will have no ability to access the public capital markets or to use public securities in attracting and retaining executives and other employees, and we will have a significantly decreased ability to use stock to acquire other companies.

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Reduced Cash Balance. We estimate that the cost of payment to Cashed Out Stockholders, Continuing Stockholders (but only with respect to any post-split fractional shares that would otherwise be held by such Continuing Stockholders), professional fees and other expenses will total approximately $1,500,000. The consideration to be paid to the Cashed Out Stockholders and the costs of the Reverse Stock Split will be paid from cash on hand. As a result, immediately after the Reverse Stock Split, we will have less cash on hand than we would have had if the Reverse Stock Split did not occur. See “Special Factors — Source of Funds and Expenses” beginning on page 34.

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Filing Requirements Potentially Reinstituted. The filing of the Form 15 will result in the suspension and not the termination of our filing obligations under the Exchange Act. This suspension will remain in effect so long as we have fewer than 300 stockholders of record. Thus, subsequent to the time the Form 15 becomes effective, if on the first day of any fiscal year we have more than 300 stockholders of record, then we must resume reporting pursuant to Section 15(d) of the Exchange Act.

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Board Composition. After the completion of the Reverse Stock Split, we may reduce the number of persons serving on our board of directors, subject to the requirements of our articles of incorporation and bylaws. In addition, while our bylaws currently require that at least a majority of members of the Board be independent directors, after giving effect to the Reverse Stock Split, that provision could be eliminated by amendment to our bylaws, by either a vote of the Board or a majority of our stockholders.

See “Special Factors — Effects of the Reverse Stock Split.”
Procedural Fairness. The Board established the Special Committee to consider and evaluate, among other things, whether such a deregistration/delisting transaction, or so-called “going dark” transaction, would be advisable or appropriate, and, if so, to evaluate the specific terms of such a transaction and, if deemed appropriate, to approve the Reverse Stock Split. In connection with its mandate, the Special Committee was subject to no restrictions and was authorized to explore additional potential transactions and transaction structures and to reject any particular transaction or structure proposed by the Company management. The Special Committee was authorized to hire financial and legal advisors as it saw fit. The Board believes that the Special Committee, whose members are each independent within the meaning of the applicable corporate governance listing standards of Section 10A-3(b) of the Exchange Act, was sufficient to protect the interests of our stockholders, including the unaffiliated stockholders. In addition, the Special Committee took note of the fact that the interests of our stockholders inherently vary depending upon whether any particular stockholder would hold 25,000 or more shares, or would hold fewer than 25,000 shares in any one account at the effective time. Although there was no third party that acted independently on behalf of the unaffiliated stockholders, the Special Committee set out to consider the interests of the unaffiliated stockholders by approving and recommending a Reverse Stock Split that they deemed fair to the unaffiliated stockholders.

The Special Committee further noted that a stockholder vote was required to the approve that Reverse Stock Split. The Special Committee further noted that stockholders can increase, divide, or otherwise adjust their existing holdings at any time prior to the effective date of the Reverse Stock Split, so as to retain some or all of their shares of common stock, or to receive cash for some or all of their shares, as they see fit.
The Company intends to treat stockholders holding common stock in “street name” in the same manner as stockholders whose shares are registered in their own names, and will ask banks, brokers and nominees holding these shares to provide us with information on how many fractional shares will be cashed out, and request that they effect the Reverse Stock Split for their beneficial holders.
The Special Committee has not granted unaffiliated stockholders access to our corporate files, nor has it extended the right to retain counsel or appraisal services at our expense and no one has retained any unaffiliated representative to act solely on behalf of unaffiliated stockholders for any purpose. With respect to unaffiliated stockholders’ access to our corporate files, the Special Committee believes that this proxy statement, together with our other filings with the SEC, provide a great deal of information for unaffiliated stockholders to make an informed decision as to the Reverse Stock Split and that no special provision for the review of our files is necessary.
Recommendation of the Special Committee. At a meeting held on July 31, 2025, the Special Committee unanimously determined that the Reverse Stock Split is in the best interests of the Company and its stockholders, and is substantively and procedurally fair to the unaffiliated stockholders of the Company, including the unaffiliated Cashed Out Stockholders and the unaffiliated Continuing Stockholders. The Special Committee recommends that you vote “FOR” approval of the Reverse Stock Split.
Effects of the Reverse Stock Split
Effect of the Reverse Stock Split on the Company. The Reverse Stock Split is designed to reduce and maintain the number of our stockholders of record below 300, which will allow us to cease our reporting obligations with the SEC. In determining whether the number of our stockholders of record remains below 300 for regulatory purposes, we will count stockholders of record in accordance with Rule 12g5-1 under the Exchange Act. Rule 12g5-1 provides, with certain exceptions, that in determining whether issuers, including the Company, are subject to the registration provisions of the Exchange Act, securities are considered to be “held of record” by each person who is identified as the owner of such securities on the respective records of security holders maintained by or on behalf of the issuers. However, institutional custodians such as Cede & Co. and other commercial depositories are not considered a single holder of record for purposes of these provisions. Rather, Cede & Co.’s and these depositories’ accounts are treated as the record holder of our shares. Based on information available to us as of July 31, 2025, we expect that as a result of the Reverse Stock Split the number of accounts that own shares would be reduced from approximately 646 to approximately 164, and we estimate that there are approximately 472 accounts that own fewer than 25,000 shares of our common stock and would be cashed out in the Reverse Stock Split.
We also believe the Reverse Stock Split will have the following additional effects:
Termination of Exchange Act Registration and Elimination of SEC Reporting Obligations. Our common stock is currently registered under the Exchange Act. The registration may be terminated upon application by us to the SEC if there are fewer than 300 holders of record of our common stock. We will be required to terminate our registration under the applicable provisions of the Exchange Act. Accordingly, we will file with the SEC a Form 15 certifying that we have less than 300 stockholders. Our obligation to file periodic and current reports as a result of our common stock’s registration under those other provisions of the Exchange Act will be suspended immediately upon the filing the Form 15 with the SEC. After the 90-day waiting period following the filing of the Form 15: (1) our obligation to comply with the requirements of the proxy rules and to file proxy statements under Section 14 of the Exchange Act will also be terminated; (2) our executive officers, directors and 10% stockholders will no longer be required to file reports relating to their transactions in our common stock with the SEC and our executive officers, directors and 10% stockholders will no longer be subject to the recovery of profits provision of the Exchange Act; and (3) persons acquiring 5% of our common stock will no longer be required to report their beneficial ownership under the Exchange Act. However, following the filing of the Form 15 with the SEC, if on the first day of any fiscal year we have more than 300 stockholders of record we will once again become subject to the reporting requirements of the Exchange Act. The Company will continue to be subject to the general anti-fraud provisions of applicable federal and state securities laws.
Reduced Costs and Expenses. We expect to save approximately $1,000,000 on an annual basis by becoming a non-reporting company, which would include reduced costs of an annual financial statement audit by a public accounting firm, given the reduced scope as a result of no longer being subject to SEC reporting requirements. We also believe our management team, which currently spends a significant amount of time on activities related to compliance with the Exchange Act and Sarbanes-Oxley Act, will have more time to devote to business development and revenue enhancing activities.
Financial Effect of the Reverse Stock Split. Based on information we have received as of July 31, 2025, from our transfer agent, Colonial Stock Transfer Co, Inc., we estimate that the cost of payment to Cashed Out Stockholders, Continuing Stockholders (but only with respect to any post-split fractional shares that would otherwise be held by such Continuing Stockholders), professional fees and other expenses will total approximately $1,500,000. This total amount could be larger or smaller depending on, among other things, the number of fractional shares that will be outstanding after the Reverse Stock Split as a result of purchases, sales and other transfers of our shares of common stock by our stockholders. The consideration to be paid to the Cashed Out Stockholders, Continuing Stockholders (but only with respect to any post-split fractional shares that would otherwise be held by such Continuing Stockholders), and the costs of the Reverse Stock Split will be paid from cash on hand and proceeds obtained from the Offering. See “Special Factors — Source of Funds and Expenses.” These costs will be offset over time by the cost savings of approximately $1,000,000 per year we expect to realize as a result of the Reverse Stock Split. See “Special Factors — Purpose of and Reasons for the Reverse Stock Split.”
Conduct of our Business after the Reverse Stock Split. We expect our business and operations following the Reverse Stock Split to continue substantially as they are currently conducted, and except as described in this proxy statement, the Reverse Stock Split is not expected to have any material effect upon the conduct of our business. See “Conduct of the Company’s Business After the Reverse Stock Split.”
Aggregate Stockholders’ Deficit. Our aggregate stockholders’ deficit will increase from approximately $19,239,007 as of July 31, 2025 to approximately $21,498,789 on a pro forma basis (after giving effect to payment of Reverse Stock Split costs in the amount of $1,500,000, consisting of approximately $1,009,685 for the cash out of the shares of Cashed Out Stockholders, and approximately $450,000 representing the remaining amount of unpaid other Reverse Stock Split costs that have not been included in our historical financial statements. No Reverse Stock Split costs were paid as of and for the three months ended March 31, 2025.
Book Value Per Share. Our book value per share of our common stock will change from $(0.25) as of July 31, 2025 to approximately $(0.29) per share of common stock on a pro forma basis (after giving effect to payment of the remaining Reverse Stock Split costs in the amount of $1,500,000 and the reduction in shares outstanding).
Effect on Holders of Fewer than 25,000 shares of Common Stock and Treatment of Multiple Accounts. Following the Reverse Stock Split, holders of fewer than 25,000 shares of our common stock would receive the Cash Payment and would cease to be stockholders of the Company. Cashed Out Stockholders will have no further financial interest in us with respect to their cashed out shares and thus will not have the opportunity to participate in the potential appreciation in the value of such shares or our potential future growth.
The number of shares held by a stockholder in two or more separate but identical record holder accounts will be treated as a single account and combined to determine the number of shares of our common stock owned by that holder and, accordingly, whether the holder will be a Cashed Out Stockholder or a Continuing Stockholder. Shares held by record holders in joint accounts, such as by a husband and wife, and shares held in similar capacities will be treated separately, and will not be combined with individual accounts in determining whether a holder will be a Cashed Out Stockholder or a Continuing Stockholder. For stockholders that hold both restricted and unrestricted shares in one account, such shares will be considered in the aggregate for purposes of determining whether they own fewer than 25,000 shares.
We intend to treat stockholders holding our common stock in “street name” in the same manner as record holders. Prior to the effective date of the Reverse Stock Split, we will conduct an inquiry of all brokers, banks and other nominees that hold shares of our common stock in “street name,” ask them to provide us with information on how many fractional shares will be cashed out, and request that they effect the Reverse Stock Split for their beneficial holders. However, these banks, brokers and other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. As a result, a stockholder owning 25,000 or more shares of common stock in the aggregate may nevertheless have those shares cashed out if the stockholder holds shares in a combination of “street name” accounts and record holder accounts, or holds shares in separate accounts in several brokerage firms. If you are in this situation and desire to remain a stockholder of the Company after the Reverse Stock Split, you may wish to consolidate your holdings into one brokerage account or record holder account prior to the effective date. Conversely, if you hold an account with less than 25,000 shares in “street name” and want to ensure that your shares are cashed out, you may want to change the manner in which your shares are held from “street name” into a record holder account in your own name so that you will be a record owner of the shares.
Examples of the effect of the Reverse Stock Split on both Cashed Out Stockholders and Continuing Stockholders are set forth below under the caption “Effects of the Reverse Stock Split — Examples.”
Effect of the Reverse Stock Split on Stockholders Who Own 25,000 or More Shares. To the extent any Continuing Stockholder owns a number of pre-split shares that is greater than 25,000 but is not evenly divisible by 25,000, then the fractional shares of such stockholder resulting from the proposed Reverse Stock Split would be cashed out at the Cash Payment. For those stockholders who own 25,000 or more shares of our common stock in any one account, the Reverse Stock Split may also have the following effects:
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Elimination of SEC Reporting Obligations and Compliance with the Sarbanes-Oxley Act. Our common stock is currently registered under the Exchange Act. The registration may be terminated upon application by us to the SEC if there are fewer than 300 holders of record of our common stock. We will be required to terminate our registration under the applicable provisions of the Exchange Act. Accordingly, we will file with the SEC a Form 15 certifying that we have less than 300 stockholders. Our obligation to file periodic and current reports as a result of our common stock’s registration under those other provisions of the Exchange Act will be suspended immediately upon the filing the Form 15 with the SEC (which we anticipate we will file 10 days following the filing of the Form 25). After the 90-day waiting period following the filing of the Form 15: (1) our obligation to comply with the requirements of the proxy rules and to file proxy statements under Section 14 of the Exchange Act will also be terminated; (2) our executive officers, directors and 10% stockholders will no longer be required to file reports relating to their transactions in our common stock with the SEC and our executive officers, directors and 10% stockholders will no longer be subject to the recovery of profits provision of the Exchange Act; and (3) persons acquiring 5% of our common stock will no longer be required to report their beneficial ownership under the Exchange Act. However, following the filing of the Form 15 with the SEC, if on the first day of any fiscal year we have more than 300 stockholders of record we will once again become subject to the reporting requirements of the Exchange Act. The Company will continue to be subject to the general anti-fraud provisions of applicable federal and state securities laws.

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Effect on Market for Shares and Liquidity. Our trading volume is very low. Any trading in our common stock after the Reverse Stock Split and deregistration under the Exchange Act will only occur in privately negotiated sales and potentially on the OTC Pink Market, which may adversely affect the liquidity of our common stock and result in a significantly increased spread between the bid and asked prices of our common stock. Additionally, the overall price of our stock may be significantly reduced due to the potential that investors may view the investment as inherently more risky given the fact that publicly available information about the Company will be significantly more limited. The average daily trading volume of the stock from July 31, 2025 (the trading day prior to the announcement of the approval of the Reverse Stock Split by the Company) was approximately 0 shares per day.

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Cost Savings. As we noted above, we ultimately expect to realize recurring annual cost savings of approximately $1,000,000 as a result of the Reverse Stock Split. Our Continuing Stockholders, including our affiliated stockholders, will be the beneficiaries of these savings. See “Special Factors — Purpose of and Reasons for the Reverse Stock Split.”

Reduction in Publicly Available Information. If we complete the Reverse Stock Split as described in this proxy statement, our common stock will no longer be registered under the Exchange Act and we will no longer be a reporting company under the Exchange Act. We will, therefore, cease to file annual, quarterly, current, and other reports and documents with the SEC, and stockholders will cease to receive annual reports and proxy statements. Thus, Continuing Stockholders will have significantly less information about the Company and our business, operations, and financial performance than they have currently. We will continue to hold stockholder meetings as required under Nevada law, including annual meetings, or to take actions by written consent of our stockholders in lieu of meetings.
Audited Financial Statements. If we complete the Reverse Stock Split, the Company intends to continue to have its annual financial statements audited by a public accounting firm.

Possible Decline in the Value of Our Common Stock. The possible limited liquidity of our common stock, the termination of our obligation to publicly disclose financial and other information following the Reverse Stock Split, and the deregistration of our common stock under the Exchange Act will make trading in our shares of common stock following the Reverse Stock Split more difficult, which may cause the value of our common stock to decrease.
Loss of Access to Public Markets. We will have no ability to access the public capital markets or to use public securities in attracting and retaining executives and other employees, and we will have a significantly decreased ability to use stock to acquire other companies.
Aggregate Stockholders’ Deficit. Our aggregate stockholders’ deficit will increase from approximately $19,239,007 as of July 31, 2025, to approximately $20,739,007 on a pro forma basis (after giving effect to payment of Reverse Stock Split costs in the amount of $1,500,000, consisting of approximately $701,445 for the cash out of the shares of Cashed Out Stockholders, approximately $302,226 to Continuing Stockholders (but only with respect to any post-split fractional shares that would otherwise be held by such Continuing Stockholders) and approximately $450,000 representing the remaining amount of unpaid other Reverse Stock Split costs that have not been included in our historical financial statements.
Book Value Per Share. Our book value per share of our common stock will change from $(0.25) as of July 31, 2025, to approximately $(0.29) per share of common stock on a pro forma basis (after giving effect to payment of the remaining Reverse Stock Split costs in the amount of $1,500,000 and the reduction in shares outstanding).
Effect of the Reverse Stock Split on Affiliated Stockholders. As of July 31, 2025, approximately 38% of the issued and outstanding shares of our common stock was held by our directors and executive officers. Our directors and executive officers have indicated that they intend to vote all of the shares of our common stock held by them (27,896,978 shares as of July 31, 2025) “FOR” the Reverse Stock Split and “FOR” the proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Reverse Stock Split.
Upon the effectiveness of the Reverse Stock Split, the ownership percentage of the shares of our common stock held by our officers and directors will increase as a result of the reduction of the number of shares of our common stock outstanding by approximately 3,481,673 shares. The increase in the ownership percentage of our shares of common stock held by our officers and directors and the reduction in the number of shares outstanding following the completion of the Reverse Stock Split is based on record holder information and share range analyses that we received as of July 31, 2025, from our transfer agent, Colonial Stock Transfer Co, Inc., and share range analyses we received from Broadridge ICS, Inc., reflecting the distribution of the accounts of our stockholders who hold shares in “street name” according to predefined ranges based on share amount. However, the ownership percentage and the reduction in the number of shares outstanding following the Reverse Stock Split may increase or decrease depending on purchases, sales and other transfers of our shares of common stock by our stockholders prior to the effective time of the Reverse Stock Split, and the number of “street name” shares that are actually cashed out in the Reverse Stock Split. The ownership percentage of our shares of common stock held by our officers and directors and the ownership percentage of the Continuing Stockholders will proportionally increase or decrease as a result of such purchases, sales and other transfers of our shares of common stock by our stockholders prior to the effective time of the Reverse Stock Split, and depending on the number of “street name” shares that are actually cashed out in the Reverse Stock Split.
In addition, our directors and executive officers may have interests in the Reverse Stock Split that are different from your interests as a stockholder in the Company, and have relationships that may present conflicts of interest, including holding options to purchase shares of our common stock that will remain outstanding following the Reverse Stock Split and will not be affected by the Reverse Stock Split.
See “Special Factors — Potential Conflicts of Interest of Officers, Directors, and Certain Affiliated Persons.”
As we noted above, we ultimately expect to realize recurring annual cost savings of approximately $1,000,000 as a result of the Reverse Stock Split. Our Continuing Stockholders, including our affiliated stockholders, will be the beneficiaries of these savings. See “Special Factors — Purpose of and Reasons for the Reverse Stock Split.”

Examples. The effect of the Reverse Stock Split on both Cashed Out Stockholders and Continuing Stockholders may be illustrated, in part, by the following examples:

Hypothetical Scenario	Result
Mr. Smith is a registered stockholder who holds 10,000 shares of our common stock of record in his name at the effective time of the Reverse Stock Split. Mr. Smith holds no other shares.	Mr. Smith will receive cash in the amount of $2,900 without interest, for the 10,000 shares of common stock held prior to the Reverse Stock Split.

Mr. Jones holds 500 shares of our common stock in a brokerage account at the effective time of the Reverse Stock Split. Mr. Jones holds no other shares.
We intend to treat stockholders holding common stock in “street name” in the same manner as stockholders whose shares are registered in their own names, and will ask banks, brokers and nominees holding these shares to effect the Reverse Stock Split for their beneficial holders. Assuming that they do so, Mr. Jones will receive cash in the amount of $145, without interest, for the 500 shares of common stock held prior to the Reverse Stock Split. If the bank, broker or nominee holding Mr. Jones’s shares have different procedures, or do not provide us with sufficient information on Mr. Jones’s holdings, then Mr. Jones may or may not receive cash for his shares depending on the number of shares held by the bank, broker or other nominee, which is the actual record holder of his shares.

Mr. Johnson holds 20,000 shares of our common stock of record in his name and 6,000 shares in a brokerage account at the effective time of the Reverse Stock Split. Mr. Johnson holds no other shares.
Each of Mr. Johnson’s holdings will be treated separately unless he proactively takes action to consolidate his accounts. Accordingly, assuming the brokerage firm with whom Mr. Johnson holds his shares in “street name” effects the Reverse Stock Split for its beneficial holders, Mr. Johnson will receive cash in the amount of $7,540, without interest, for the 26,000 shares of common stock held prior to the Reverse Stock Split.

Mr. Gomez holds 10,000 shares of common stock in one brokerage account and 20,000 shares in another brokerage account at the effective time of the Reverse Stock Split.
Each of Mr. Gomez’s holdings will be treated separately unless he proactively takes action to consolidate his accounts. Assuming each of the brokerage firms with whom Mr. Gomez holds his shares in “street name” effect the Reverse Stock Split for their beneficial holders, Mr. Gomez will receive cash in the amount of $8,700, without interest, for the 30,000 shares of common stock held prior to the Reverse Stock Split.

Mr. Brown and Ms. Brown each hold 25,000 shares in separate, individual record holder accounts, but also hold 1,000 shares of common stock jointly in another record holder account.
Shares held in joint accounts will not be added to shares held individually in determining whether a stockholder will be a Cashed Out Stockholder or a Continuing Stockholder unless a stockholder proactively takes action to consolidate accounts. Accordingly, Mr. Brown and Ms. Brown will each own 1 share of common stock after the Reverse Stock Split in their separate accounts, but will receive $290, without interest, for the shares held in their joint account.

Treatment of Equity-Based Incentive Compensation Awards
We have two different types of equity incentive compensation awards outstanding: options to purchase shares of our common stock and restricted stock units. Those awards were granted to various participants under our 2013 Stock Incentive Plan (as amended, the “2013 Plan”), 2016 Stock Incentive Plan (as amended, the “2016 Plan”), and 2022 Equity Incentive Plan (as amended the “2022 Plan” and together with the 2013 Plan and the 2016 Plan, the “Equity Plans”), including directors, employees or consultants of the Company or one of our affiliated companies.

If the Reverse Stock Split is effected, the terms of equity awards granted under the Equity Plans will automatically be proportionally adjusted pursuant to the terms of the respective Equity Plan to maintain their economic value:
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Stock Options — The per share exercise price of outstanding stock options will be increased and the number of shares of common stock issuable upon exercise of such options will be decreased proportionately with the Reverse Stock Split ratio;

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Restricted Stock Units — The number of shares issuable under outstanding restricted stock units and all other outstanding equity-based awards other than stock options will be reduced proportionately by the Reverse Stock Split ratio; and

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Shares Available for Issuance under the 2022 Plan — The number of shares of common stock authorized for future issuance under the 2022 Plan will be proportionately reduced by the Reverse Stock Split ratio and similar adjustments will be made to other relevant provisions of the 2022 Plan.

The adjustments above, as required by the Equity Plans and in accordance with the Reverse Stock Split ratio, would result in approximately the same value of shares of common stock being delivered, upon the exercise, vesting or conversion such securities, or available for future issuance under the 2022 Plan, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split, except for adjustments that may result from the treatment of fractional shares. Pursuant to the terms of the Equity Plans, any fractional shares of common stock that would otherwise be issuable upon exercise or vesting of outstanding awards as a result of the Reverse Stock Split will be canceled for no consideration.
Treatment of Warrants
As of the Record Date, the Company has warrants to purchase     shares of Common Stock outstanding. The exercise prices of such warrants exceed the price per share that will be used to compute the Cash Payment offered in connection with the Reverse Stock Split. The Company does not anticipate that any warrant holder will exercise their warrants prior to the Reverse Stock Split. Therefore, we anticipate that the warrants will by their terms be adjusted to reflect the Reverse Stock Split. The warrants by their terms may only be exercised for whole shares. Upon exercise of the warrants, pursuant to the terms of the warrants, the Company shall round any fractional share up to the next whole share.
Reservation of Rights
The Special Committee has reserved the right to abandon the Reverse Stock Split at any time if it believes that the Reverse Stock Split is no longer in the best interests of the Company or the Company’s stockholders, whether prior to or following the Special Meeting.
OTC Pink Market
Any trading in our common stock after the Reverse Stock Split and deregistration under the Exchange Act will only occur in privately negotiated sales and potentially on the OTC Pink Market, if one or more brokers chooses to make a market for our common stock there and complies with applicable regulatory requirements.
The Pink Open Market is the lowest tier of the three marketplaces for trading of OTC securities, which is a broker platform for trading securities operated by the OTC Markets Group Inc. There are no financial standards or disclosure requirements. For more information about the OTC Markets Group, see https://www.otcmarkets.com/. To be traded there, a broker dealer would need to submit a Form 211 with FINRA, and obtain FINRA approval for trading in the common stock. If such trading in our common stock were to develop there, we would expect it to occur at the Pink-No Information tier. For more information about The Pink Open Market, see https://www.otcmarkets.com/corporate-services/information-for-pink-companies.
The OTC Pink Market is not a stock exchange and we do not have the ability to list on, or control whether our shares are quoted on the OTC Pink Market. The price may be more or less than the current price on the NYSE American. In addition, the spread between the bid and asked prices of our common stock may be wider than on the NYSE American and the liquidity of our shares may be lower. There is no assurance, however, that there will be any OTC Pink Market quotations after the Reverse Stock Split or that, if such quotations begin, they will continue for any length of time.
Material United States Federal Income Tax Consequences
The following is a summary of the material United States federal income tax consequences of the Reverse Stock Split to the Company and its stockholders. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), existing Treasury Regulations promulgated thereunder, published rulings, administrative pronouncements and judicial decisions, any changes to which could affect the tax consequences described herein, possibly on a retroactive basis. This summary only addresses stockholders who hold their shares of our common stock as a capital asset. This summary does not address any state, local, foreign, or the United States federal estate or gift, Medicare net investment income, or alternative minimum tax provisions of the Code. No assurance can be given that possible changes in such United States federal income tax laws or interpretations will not adversely affect this summary. This summary is not binding on the Internal Revenue Service (“IRS”).
The summary does not address all aspects of taxation that may be relevant to particular investors in light of their personal investment or tax circumstances, or to certain types of investors that are subject to special treatment under the United States federal income tax laws, such as:
•	insurance companies;
•	financial institutions or broker-dealers;
•	tax-exempt organizations;
•	passive foreign investment companies or controlled foreign corporations;
•	persons who are not citizens or residents of the United States;
•	investors who hold or will hold securities as part of hedging or conversion transactions;
•	investors subject to federal alternative minimum tax;
•	investors that have a principal place of business or “tax home” outside the United States;
•	investors whose functional currency is not the U.S. dollar;
•	United States expatriates;
•	investors subject to special rules under Code Section 892;
•	persons who mark-to-market our securities;
•	subchapter S corporations;
•	regulated investment companies and real estate investment trusts; and
•	persons who receive our securities through the exercise of employee stock options or otherwise as compensation.
This summary assumes that you are one of the following:
•	a citizen or resident of the United States;
•	a corporation or an entity taxable as a corporation created or organized under U.S. law (federal or state);
•	an estate the income of which is subject to United States federal income taxation regardless of its sources; or
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a trust if a United States court is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust or a valid election is in effect under applicable Treasury Regulations to be treated as a United States person.

If a partnership (including any entity treated as a partnership for United States. federal income tax purposes) holds common stock, the tax treatment of a partner with respect to the Reverse Stock Split generally will depend upon the status of the partner and the activities of the partnership. Such partner or partnership is urged to consult its own tax advisor as to the United States federal, state, local, and foreign income tax consequences of the Reverse Stock Split.
NO RULING FROM THE IRS OR OPINION OF COUNSEL HAS BEEN OR WILL BE OBTAINED REGARDING THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES TO STOCKHOLDERS IN CONNECTION WITH THE TRANSACTION. ACCORDINGLY, EACH STOCKHOLDER IS ENCOURAGED TO CONSULT THEIR OWN TAX ADVISOR AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN,

AND OTHER TAX CONSEQUENCES OF THE TRANSACTION, IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES.
United States Federal Income Tax Consequences to the Company. We believe that the Reverse Stock Split generally should be treated as a tax-free “recapitalization” for United States federal income tax purposes, in which case the Reverse Stock Split should have no material United States federal income tax consequences to the Company.
United States Federal Income Tax Consequences to Stockholders Who Do Not Receive Cash in the Reverse Stock Split. If you do not receive any cash as a result of the Reverse Stock Split and continue to hold our shares of common stock immediately after the Reverse Stock Split, you will not recognize any gain or loss for United States federal income tax purposes. The aggregate adjusted tax basis of the shares of our common stock you hold immediately after the Reverse Stock Split will equal the aggregate adjusted tax basis of the shares of our commons stock you held immediately prior to the Reverse Stock Split. Your holding period in your shares of our common stock immediately after the Reverse Stock Split will be the same as your holding period in your shares of our common stock immediately prior to the Reverse Stock Split.
United States Federal Income Tax Consequences to Stockholders Who Receive Cash in the Reverse Stock Split and Who Will Own, or Will Be Considered under the Code to Own, Shares of Common Stock After the Reverse Stock Split.
When determining whether you are considered to continue to hold shares of our common stock, for United States federal income tax purposes, immediately after the Reverse Stock Split, you will be treated as owning shares actually or constructively owned by you and certain family members and entities in which you, or a member of your family, have an interest (such as trusts and estates of which you are beneficiary and corporations and partnerships of which you are an owner, and shares you have an option to acquire). Accordingly, in some instances the shares of common stock you own in another capacity, or which are attributed to you, may remain outstanding.
If you receive cash as a result of the Reverse Stock Split, but you own, or are treated as continuing to own shares of common stock through attribution as described above, or if you are a Continuing Shareholder who receives cash for fractional shares (but who does not own, or treated as continuing to own shares of common stock through attribution as described above), you will generally recognize capital gain for United States federal income tax purposes as described in “— United States Federal Income Tax Consequences to Stockholders Who Receive Cash in the Reverse Stock Split and Who Will Not Own, or Will Not Be Considered under the Code to Own, Shares of Common Stock After the Reverse Stock Split,” provided that the receipt of cash either is “not essentially equivalent to a dividend,” or the Reverse Stock Split constitutes a “substantially disproportionate redemption of stock,” with respect to you, as described below.
The receipt of cash is “not essentially equivalent to a dividend” if the reduction in your proportionate interest in us resulting from the Reverse Stock Split (taking into account for this purpose shares of common stock which you are considered to own under the attribution rules described above) is considered a “meaningful reduction” given your particular facts and circumstances. The receipt of cash in the Reverse Stock Split will be a “substantially disproportionate redemption of stock” if (a) you own less than 50% of the total combined voting power of all classes of stock entitled to vote, and (b) the percentage of our voting stock owned by you immediately after the Reverse Stock Split is less than 80% of the percentage of shares of voting stock owned by you immediately before the Reverse Stock Split. For purposes of these percentage ownership tests, you are considered to own common stock owned directly as well as indirectly through the application of the attribution ownership rules described above. If both requirements are met, the cash you receive will generally be treated as proceeds from a sale or exchange. If you do not meet both requirements, you may still be eligible for capital gain treatment if your overall reduction in ownership is otherwise considered meaningful.
If your actual or constructive ownership is not “meaningfully reduced” or the receipt of cash fails to be “not essentially equivalent to a dividend,” the cash you receive will generally be taxable as a “dividend” to the extent of such your allocable share of the Company’s current or accumulated earnings and profits. The excess of such amounts received over the portion that is taxable as a dividend will constitute a non-taxable return of capital (to the extent of your tax basis in your shares of common stock held immediately before the Reverse Stock Split). Any amounts received in excess of your tax basis in such case will be treated as taxable gain. If the amounts received by you are treated as a “dividend,” the tax basis in the common stock held immediately before the Reverse Stock Split will be transferred to any remaining common stock held immediately after the Reverse Stock Split.

If your actual or constructive ownership is “meaningfully reduced” or the receipt of cash is “not essentially equivalent to a dividend,” then you should be taxed as described below in “— United States Federal Income Tax Consequences to Stockholders Who Receive Cash in the Reverse Stock Split and Who Will Not Own, or Will Not Be Considered under the Code to Own, Shares of Common Stock After the Reverse Stock Split,” including with respect to any cash received in lieu of a fractional share.
If you, or a person or entity whose ownership of shares would be attributed to you, will continue to hold common stock immediately after the Reverse Stock Split, you are urged to consult with your tax advisor as to the particular federal, state, local, foreign, and other tax consequences of the Reverse Stock Split, in light of your specific circumstances.
United States Federal Income Tax Consequences to Stockholders Who Receive Cash in the Reverse Stock Split and Who Will Not Own, or Will Not Be Considered under the Code to Own, Shares of Common Stock After the Reverse Stock Split. If you receive cash as a result of the Reverse Stock Split and you do not own, and are not considered to own, shares of our common stock immediately after the Reverse Stock Split, you will recognize capital gain or loss for United States federal income tax purposes equal to the difference between the cash you receive for the shares of common stock and your aggregate adjusted tax basis in those shares. Gain or loss must be calculated separately with respect to each block of shares exchanged in the Reverse Stock Split, including with respect to any fractional share. Capital gain or loss recognized will be long-term if your holding period with respect to the common stock surrendered is more than one year at the time of the Reverse Stock Split. The deductibility of capital losses is subject to limitations.
Backup Withholding. If you receive cash as a result of the Reverse Stock Split, you will be required to provide your social security or other taxpayer identification number (or, in some instances, additional information) in connection with the Reverse Stock Split to avoid backup withholding requirements that might otherwise apply. The letter of transmittal and other documentation we will send to you after the Reverse Stock Split will require you to deliver such information when the common stock certificates are surrendered following the effective time of the Reverse Stock Split. Failure to provide such information may result in backup withholding. Backup withholding is not an additional tax. Rather, the amount of the backup withholding can be credited against your United States federal income tax liability provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by you upon filing an appropriate income tax return on a timely basis.
Foreign Accounts Tax Compliance Act Withholding. Pursuant to the Foreign Account Tax Compliance Act (“FATCA”), foreign financial institutions (which include most foreign hedge funds, private equity funds, mutual funds, securitization vehicles and any other investment vehicles) and certain other foreign entities must comply with registration and information reporting rules with respect to their United States account holders and investors or be subject to a withholding tax on United States-source payments made to them (whether received as a beneficial owner or as an intermediary for another party). A foreign financial institution or other foreign entity that does not comply with the FATCA registration and reporting requirements will generally be subject to a new 30% withholding tax on “withholdable payments.” For this purpose, withholdable payments generally include United States-source payments (including United States source dividends), and (subject to the proposed Treasury Regulations below) the gross proceeds from a sale of equity or debt instruments of issuers who are considered United States issuers under the FATCA rules. The FATCA withholding tax applies even if the payment would otherwise not be subject to United States nonresident withholding tax (e.g., because it is capital gain). While withholding under FATCA would have applied also to payments of gross proceeds from the sale or disposition of our capital stock after January 1, 2019, proposed Treasury Regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers may rely on these proposed Treasury Regulations until final Treasury Regulations are issued. Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. We will not pay additional amounts in respect of amounts withheld. Stockholders should consult their tax advisors regarding FATCA.
THE TAX DISCUSSION SET FORTH ABOVE IS FOR GENERAL INFORMATION ONLY AND SHOULD NOT BE CONSIDERED TO DESCRIBE FULLY THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT. STOCKHOLDERS ARE STRONGLY URGED TO CONSULT, AND MUST RELY ON, THEIR OWN TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT, INCLUDING WITHOUT LIMITATION THE EFFECT OF UNITED STATES FEDERAL TAXES (INCLUDING TAXES OTHER THAN INCOME TAXES) AND STATE, LOCAL AND FOREIGN TAX CONSIDERATIONS, AS WELL AS THE POTENTIAL CONSEQUENCES OF ANY CHANGES THERETO MADE BY FUTURE LEGISLATIVE, ADMINISTRATIVE OR JUDICIAL DEVELOPMENTS (WHICH MAY HAVE RETROACTIVE EFFECT).

Potential Conflicts of Interest of Officers, Directors, and Certain Affiliated Persons
Our directors and executive officers may have interests in the Reverse Stock Split that are different from your interests as a stockholder in the Company, and have relationships that may present conflicts of interest. As of July 31, 2025, approximately 38% of the issued and outstanding shares of our common stock was held by our directors and executive officers. Our directors and executive officers have indicated that they intend to vote all of the shares of our common stock held by them (27,896,978 shares as of July 31, 2025) “FOR” the Reverse Stock Split and “FOR” the proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Reverse Stock Split.
Except as set forth below in this “— Potential Conflicts of Interest of Officers, Directors, and Certain Affiliated Persons” section, or in “Special Factors — Treatment of Equity-Based Incentive Compensation Awards,” none of our directors or executive officers has any interest, direct or indirect, in the Reverse Stock Split other than interests arising from the ownership of securities where those directors and executive officers receive no extra or special benefit not shared on a pro rata basis by all other holders of our common stock.
Ownership in the Company
As of the date hereof, we expect the Reverse Stock Split will cause insider ownership, defined as the percentage of shares of common stock outstanding owned by directors and executive officers of the Company, to increase from 37% to 38%. The ownership percentage and the reduction in the number of shares outstanding following the Reverse Stock Split may increase or decrease depending on purchases, sales and other transfers of our shares of common stock by our stockholders prior to the effective time, and the number of “street name” shares that are actually cashed out in the Reverse Stock Split. The ownership percentage of our shares of common stock held by our directors and executive officers and the ownership percentage of the Continuing Stockholders will proportionally increase or decrease as a result of such purchases, sales and other transfers of our shares of common stock by our stockholders prior to the effective time, and depending on the number of “street name” shares that are actually cashed out in the Reverse Stock Split.
See “Special Factors — Effects of the Reverse Stock Split - Effect of the Reverse Stock Split on Affiliated Stockholders.”
Thomas B Akin.
Thomas B. Akin serves as Chairman of the Board of Directors of the Company.
As of July 31, 2025, Mr. Thomas B. Akin beneficially owned, or otherwise controlled, directly or indirectly, 27,654,113 shares of common stock of the Company (excluding shares issuable upon the exercise of common stock warrants and the settlement of restricted stock units), which represents approximately 37% of the total voting power of the outstanding common stock of the Company.
Source of Funds and Expenses
Expenses
Based on information we have received as of July 31, 2025 from our transfer agent, Colonial Stock Transfer Co, Inc., as to the holdings of our record holders, and from Broadridge, as to the distribution of the accounts of our stockholders who hold shares in “street name,” as well our estimates of other Reverse Stock Split expenses, we believe that the total cash requirement of the Reverse Stock Split to the Company will be approximately $1,500,000, as described below. This amount includes approximately $1,009,685 needed to cash out fractional shares that would otherwise be issuable in the Reverse Stock Split (although this amount could be larger or smaller depending on, among other things, the number of fractional shares that will be outstanding at the time of the Reverse Stock Split as a result of purchases, sales and other transfers of our shares of common stock by our stockholders, and the number of “street name” shares that are actually cashed out in the Reverse Stock Split). In addition, the following legal, solicitation, filing, and other costs will be incurred by the Company to effect the Reverse Stock Split:
•	$250,000 for legal expenses, of which $0 has been paid as of July 31, 2025.
•	$40,000 for solicitation fees.
•	$10,000 for filing, printing, mailing and other miscellaneous fees.

The Company is accountable for paying all of the above expenses.
Source of Funds
The Company expects to pay the consideration to the Cashed Out Stockholders, Continuing Stockholders (but only with respect to any post-split fractional shares that would otherwise be held by such Continuing Stockholders), and the costs of the Reverse Stock Split from the Company’s cash on hand, which was obtained through a convertible note offering that was completed on July 31, 2025 (see below).
Convertible Note Offering
On July 31, 2025, the Company entered into a convertible promissory note purchase agreement (the “Agreement”) with two accredited investors and/or their affiliates, Thomas B. Akin, a member of the Company’s Board of Directors (“Board”), and Bruce E. Terker, an owner of 5% or more of the outstanding shares of the Company’s common stock, $0.001 par value (collectively, the “Investors”). Pursuant to the Agreement, the Company received $3.35 million in proceeds and issued senior secured convertible promissory notes (each a “Convertible Note” and collectively, the “Convertible Notes”) in the aggregate principal amount of $3.35 million. The Convertible Notes were issued as part of a convertible note offering authorized by the Special Committee to raise up to $3.35 million from the issuance of Convertible Notes (the “Offering”). Messrs. Akin and Terker invested $1.85 million and $1.5 million, respectively, in the Offering. The Company will use the proceeds from the sale of the Convertible Notes for working capital for general corporate purposes and for the proposed Reverse Stock Split.
The Convertible Notes have a stated maturity date of July 31, 2028, bear interest at a simple rate equal to 15% per annum until conversion or repayment. Accrued interest on the Convertible Notes will be payable quarterly in Common Stock based on the VWAP of the Company’s common stock quoted on the OTCQB® Venture Market operated by OTC Markets Group Inc. over the 90 trading days as of the last day of the applicable quarter.
The Convertible Notes may be optionally converted at the written election of the Investor to have all or part of the outstanding principal and/or accrued but unpaid interest under the applicable Convertible Note into shares of the Company’s common stock at a conversion price equal to 90% of the VWAP of the Company’s publicly traded common stock on the date of conversion, if the Company is publicly listed, or if the Company is not publicly traded, the conversion price shall be 90% of the VWAP on announcement date of the Corporate Transaction (as described below) (collectively, the “Conversion Price”).
The outstanding principal and accrued but unpaid interest on Convertible Notes will automatically convert into common stock at the Conversion Price in the event that the Company conducts a Qualified Financing (defined below) prior to the maturity date of the Convertible Notes. Under the Convertible Notes, a “Qualified Financing” means the first transaction or series of related transactions in which the Company, on or before the maturity of the Convertible Notes, (i) sells any of its equity securities, (ii) receives a cash infusion related to the negotiation of, or entering into, a strategic partnership, and (iii) receives gross proceeds to the Company of at least $5,000,000 (excluding the amount attributable to the conversion of the Convertible Notes).
In addition, in the event of a Corporate Transaction, as described below, the Investor shall elect either (i) a cash payment equal to the outstanding principal and accrued but unpaid interest under the Convertible Notes or (ii) convert the Convertible Notes into shares of a newly created preferred stock of the Company, upon terms mutually agreed between the Company and Investor, including that the preferred stock would have full ratchet anti-dilution protection against the first subsequent capital raise of at least $5,000,000, at the Conversion Price. A “Corporate Transaction” means: (1) the closing of the sale, transfer or other disposition, in a single transaction or series of related transactions, of all or substantially all of the Company’s assets; (2) the consummation of a merger or consolidation of the Company with or into another entity (except a merger or consolidation in which the holders of capital stock of the Company immediately prior to such merger or consolidation continue to hold a majority of the outstanding voting securities of the capital stock of the Company or the surviving or acquiring entity immediately following the consummation of such transaction); (3) the closing of the transfer (whether by merger, consolidation or otherwise), in a single transaction or series of related transactions, to a “person” or “group” (within the meaning of Section 13(d) and Section 14(d) of the Exchange Act) of the Company’s capital stock if, after such closing, such person or group would become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the outstanding voting securities of the Company (or the surviving or acquiring entity); or (4) the Company ceases to be a reporting company under the Exchange Act. For the avoidance of doubt, a transaction will not constitute a “Corporate Transaction” if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately prior to such transaction. Notwithstanding the foregoing, the sale of equity securities in a bona fide financing transaction will not be deemed a “Corporate Transaction.”
The issuance and sale of the Convertible Notes and conversion shares thereunder (collectively, the “Securities”) have not been, and will not upon issuance be, registered under the Securities Act of 1933, as amended (the “Securities Act”), and the Securities may not be offered or sold in the United States absent registration under or exemption from the Securities Act and any applicable state securities laws. The Securities were issued and sold in reliance upon an exemption from registration afforded by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act, based on the following facts: each of the Investors has represented that it is an accredited investor as defined in Rule 501(a) promulgated under the Securities Act, that it is acquiring the Securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof in violation of applicable securities laws and that it has sufficient investment experience to evaluate the risks of the investment; the Company used no advertising or general solicitation in connection with the issuance and sale of the Securities to the Investors; and, the Securities will be issued as restricted securities.
The Company did not engage any underwriter or placement agent in connection with the Convertible Notes Offering.
Convertible Note Amendments
As previously announced, on March 17, 2025, the Company entered into a convertible promissory note purchase agreement (the “March Agreement”) with four accredited investors, including Thomas B. Akin, a member of the Company’s Board, and Bruce E. Terker, an owner of 5% or more of the outstanding shares of the Company’s common stock. Pursuant to the March Agreement, the Company received $2.0 million in proceeds and issued senior secured convertible promissory notes (each a “March Convertible Note” and collectively, the “March Convertible Notes”) in the aggregate principal amount of $2.0 million. Contemporaneously with the Offering, the March Convertible Notes were amended by the Company and holders of the March Convertible Notes to conform the conversion provisions of the March Convertible Notes to the Convertible Notes pursuant to the Amendment No. 1 to Senior Secured Convertible Promissory Notes (the “March Convertible Note Amendment”), dated July 31, 2025.
Amendment to Convertible Notes under Existing Credit Agreement
As previously announced, the Company and Thomas B. Akin entered into that certain Amended and Restated Credit Facility Agreement, dated as of November 11, 2022, as amended by that certain Amendment No. 1 to Amended and Restated Credit Facility Agreement and Convertible Notes, dated as of January 31, 2023, as further amended by that certain Amendment No. 2 to Amended and Restated Credit Facility Agreement and Convertible Notes, dated as of May 3, 2024, as further amended by that certain Amendment No. 3 to Amended and Restated Credit Facility Agreement and Convertible Notes, dated as of August 13, 2024, as further amended by that certain Amendment No. 4 to Amended and Restated Credit Facility Agreement and Convertible Notes, dated as of November 21, 2024 (the “Existing Credit Agreement”). Advances under the Existing Credit Agreement were evidenced by the terms of one or more convertible notes (the “Existing Notes”). Contemporaneously with the Offering, the Existing Notes were amended by the Company and Mr. Akin to conform the conversion provisions of the Existing Notes to the Convertible Notes pursuant to the Amendment No. 5 to Convertible Notes, dated July 31, 2025.
Stockholder Approval
A majority of the voting power of the outstanding shares of our common stock entitled to vote, represented in person or by proxy, will constitute a quorum for the purposes of the Special Meeting. The affirmative majority vote of the shares of our common stock present and voting at the Special Meeting is required for the adoption of the Reverse Stock Split proposal and, accordingly, to approve the Reverse Stock Split. The affirmative majority vote of the shares of our common stock present and voting at the Special Meeting is required for the adoption of the proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Reverse Stock Split. (A “majority vote” means that more votes have been cast for a proposal than against it. Abstentions and broker non-votes, if any, will not be considered as votes cast on, and as a result will have no impact on the outcome of, either proposal.)
As of July 31, 2025, approximately 38% of the issued and outstanding shares of our common stock was held by our directors and executive officers. Our directors and executive officers have indicated that they intend to vote all of the shares of our common stock held by them (27,896,978 shares as of July 31, 2025) “FOR” the Reverse Stock Split and “FOR” the proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Reverse Stock Split.
Effective Date
We intend to effect the Reverse Stock Split as soon as practicable after the Reverse Stock Split is approved by our stockholders. Any shares of our common stock acquired by us in connection with the Reverse Stock Split will be restored to the status of authorized but unissued shares. The suspension of our obligation to file periodic reports and other documents under the Exchange Act will become effective after the filing of a certification and notice of termination of registration on Form 15. The deregistration of our common stock under the Exchange Act will become effective 90 days after the filing of the Form 15. See “Special Factors — Effects of the Reverse Stock Split — Termination of Exchange Act Registration and Elimination of SEC Reporting Obligations.”
Termination of Reverse Stock Split
Although we are requesting your approval of the Reverse Stock Split, the Special Committee has retained authority, in its discretion, to withdraw the Reverse Stock Split from the agenda of the Special Meeting prior to any vote. In addition, even if the Reverse Stock Split is approved by stockholders at the Special Meeting, the Special Committee may determine not to implement the Reverse Stock Split if it subsequently determines that the Reverse Stock Split is not in the best interests of the Company or the Company’s stockholders. If for any reason the Reverse Stock Split is not approved, or if approved, is not implemented, our common stock will not be deregistered until such time as we otherwise elect to do so, if the Company is eligible to do so at such time (i.e., if the number of record holders of our common stock continued to be below 300). Reasons to withdraw the Reverse Stock Split from the agenda, or to abandon the Reverse Stock Split, may include, among other things:
•
any change in the nature of the holdings of stockholders which would result in us not being able to reduce and maintain the number of our record holders below 300 as a result of the Reverse Stock Split;

•
any reduction in the number of record holders such that the Reverse Stock Split is determined to be no longer necessary as a means of reducing the risk of the Company becoming re-subject to the public reporting requirements following deregistration as a result of the Company’s ownership reaching 300 or more record holders in the future;

•
any change in the number of shares that will be exchanged for cash in connection with the Reverse Stock Split, including the shares owned by holders in “street name,” that would increase in any material respect the cost and expense of the Reverse Stock Split compared to what we presently estimate;

•	the number of shares, if any, held by stockholders properly submitting statements of intent to dissent under the Dissenter’s Rights Statutes; and
•	any adverse change in our financial condition that would cause us to believe that the Reverse Stock Split would no longer be in the best interests of the Company or the Company’s stockholders.
If the Special Committee decides to withdraw the Reverse Stock Split from the agenda of the Special Meeting, or to abandon the Reverse Stock Split, the Company will promptly notify stockholders of the decision.
Exchange of Certificates and Payment for Fractional Shares
Our transfer agent, Colonial Stock Transfer Co, Inc., will act as our agent for purposes of exchanging certificates and paying for fractional shares in connection with the Reverse Stock Split.
No service charge, brokerage commission, or transfer tax will be payable by any holder of any old certificate evidencing shares of our common stock in connection with the issuance of a new certificate in respect thereof, except that if any new certificate is to be issued in a name other than that in which the old certificate (that is surrendered for exchange) is registered, it will be a condition to such issuance that: (i) the person requesting such issuance pay to us any transfer taxes payable by reason of such transfer (or any prior transfer of such surrendered certificate, if any) or establish to our satisfaction that such taxes have been paid or are not payable; and (ii) the surrendered certificate has been properly endorsed and otherwise in proper form for transfer.

If any certificate evidencing shares of our common stock has been lost or destroyed, we may in our sole discretion accept in lieu thereof a duly executed affidavit and indemnity agreement in a form satisfactory to us. The holder of any shares of our common stock evidenced by any certificate that has been lost or destroyed must submit, in addition to the (i) letter of transmittal sent by us, (ii) the above-referenced affidavit, (iii) the above-referenced indemnity agreement, and (iv) any other document required by us, which may include a bond or other security satisfactory to the us indemnifying us and our other persons against any losses incurred as a consequence of issuing a certificate evidencing new shares of our common stock or paying cash in lieu of issuing fractional shares of our common stock in exchange for the existing shares of our common stock evidenced or purported to be evidenced by such lost or destroyed certificate. Additional instructions with respect to lost or destroyed certificates will be included with the letter of transmittal that we will send to stockholders after the completion of the Reverse Stock Split.
Stockholders owning less than 25,000 shares in any one account at the effective time will receive $0.29 for each pre-Reverse Stock Split share of common stock, without interest. To the extent any Continuing Stockholder owns a number of pre-split shares that is greater than 25,000 but is not evenly divisible by 25,000, then the fractional shares of such stockholder resulting from the proposed Reverse Stock Split would be cashed out at the Cash Payment.
For purposes of determining ownership of shares of our common stock on the effective date, such shares will be considered held by the person in whose name such shares are registered on our transfer agent’s records. Upon effecting the Reverse Stock Split, we intend to treat stockholders holding shares of our common stock in “street name” in the same manner as registered stockholders whose shares are registered in their names. Prior to the Reverse Stock Split, we will conduct an inquiry of all brokers, banks and other nominees that hold shares of our common stock in street name. We will ask them to effect the Reverse Stock Split for their beneficial holders holding shares of our common stock in “street name.” We will rely on these brokers, banks and other nominees to provide us with information on how many fractional shares will be cashed out. However, these brokers, banks and other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold your shares in “street name” with a bank, broker or other third party, and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.
Promptly after the effective date, we will send to each holder of record of our common stock, and to brokers, banks and other nominees, based on information we receive from them in response to our inquiries, for each owner of our common stock held in “street name,” instructions for surrendering any certificates held thereby representing shares of our common stock which will be automatically converted to a right to receive cash as a result of the Reverse Stock Split. Only Cashed Out Stockholders should surrender their share certificates, if any. Continuing Stockholders should not surrender any share certificates. Such instructions will include a letter of transmittal to be completed and returned to the transfer agent by the holder of such certificates, together with such certificates. Our common stock acquired by us in connection with the Reverse Stock Split will be held as treasury shares, retired or restored to the status of authorized but unissued shares.
Promptly after the transfer agent receives any surrendered certificate from a Cashed Out Stockholder, together with a duly completed and executed letter of transmittal with respect thereto and such other documents as we may require, the transfer agent will deliver to the person payment in an amount equal to $0.29, without interest, for each pre-split share of common stock.
There will be no differences between the respective rights, preferences or limitations of our common stock prior to the Reverse Stock Split and our common stock after the Reverse Stock Split. There will be no differences with respect to dividend, voting, liquidation or other rights associated with our common stock.
DO NOT SEND SHARE CERTIFICATES TO THE COMPANY OR OUR TRANSFER AGENT UNLESS AND THEN ONLY AFTER YOU HAVE RECEIVED A LETTER OF TRANSMITTAL AND ANY ACCOMPANYING INSTRUCTIONS.
Dissenter’s Rights
Under Nevada law, Continuing Stockholders are not entitled to any appraisal or dissenter’s rights in connection with the Reverse Stock Split.
Any Cashed Out Stockholder who does not vote (and who does not cause or permit such Cashed Out Stockholder’s shares to be voted) in favor of the Reverse Stock Split Proposal will have the right to dissent from the Reverse Stock Split and, in lieu of receiving the Cash Payment, obtain payment of the fair value (as defined in NRS 92A.320) of the fractional share that would otherwise result from the Reverse Stock Split of such

Cashed Out Stockholder’s pre-split shares, but only if the Cashed Out Stockholder complies with all applicable requirements under NRS 92A.300 through NRS 92A.500, inclusive (the “Dissenter’s Rights Statutes”), which are summarized in this proxy statement and reproduced in their entirety in Annex A to this proxy statement.
In order to preserve their rights under the Dissenter’s Rights Statutes, a Cashed Out Stockholder must (1) not vote (or cause or permit to be voted) any of such stockholder’s shares in favor of the Reverse Stock Split, and (2) deliver to the Company, before the vote on the Reverse Stock Split Proposal is taken at the Special Meeting:
•
written notice of the Cashed Out Stockholder’s intent to demand payment for such resulting fractional share if the Reverse Stock Split is effectuated (referred to as a “statement of intent” as defined in NRS 92A.323), and

•
if the Cashed Out Stockholder holds their shares in “street name” through a broker, bank or other nominee, or is otherwise not the “stockholder of record” (as defined in NRS 92A.330) of such shares, the written consent of the broker or other stockholder of record of such shares to the dissent by such Cashed Out Stockholder.

If the Company and a Cashed Out Stockholder that remains entitled to and properly asserts dissenter’s rights cannot agree on as to the fair value during the time period prescribed under the Dissenter’s Rights Statutes, the Company must then commence a proceeding in Nevada state district court to determine the fair value, which may be more than, equal to, or less than the Cash Payment authorized by the Special Committee to be paid pursuant to the Reverse Stock Split. Pursuant to NRS 92A.380(2) (as amended by Assembly Bill No. 239), any stockholder who is entitled to dissent with respect to the Reverse Stock Split pursuant to the Dissenter’s Rights Statutes must not otherwise object to or challenge the Reverse Stock Split, except to the extent that (i) the Company did not obtain the vote of the requisite voting power of the stockholders to approve the Reverse Stock Split as prescribed under the NRS and the Company’s articles of incorporation and bylaws, or (ii) the Reverse Stock Split is the proximate result of actual fraud against the stockholder or the Company.
The Dissenter’s Rights Statutes prescribe the procedures stockholders must follow, and the other requirements and conditions stockholders must satisfy, in order to preserve and exercise their right to dissent and demand payment of fair value. The discussion of the provisions set forth in this section is not a complete summary and is qualified in its entirety by reference to the text of the Dissenter’s Rights Statutes, a copy of which is attached as Annex A to this proxy statement and is incorporated by reference herein. Stockholders intending to exercise dissenter’s rights should carefully review Annex A to this proxy statement and strictly adhere to the Dissenter’s Rights Statutes. Failure to follow any of the statutory procedures precisely may result in a termination or waiver of these rights. A summary of the principal steps to be taken is set forth below for any stockholders intending to be deemed a dissenting stockholder and be entitled to exercise dissenter’s rights. All references in this summary to a “stockholder” are to a record holder of common stock. The following discussion is a general summary of the Dissenter’s Rights Statutes:
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When a corporate action subject to dissenter’s rights is submitted to a vote at stockholders’ meeting, the corporation must provide notice of dissenter’s rights in the notice of meeting and proxy materials, along with a copy of the Dissenter’s Rights Statutes (NRS 92A.300 through NRS 92A.500, inclusive). A corporation only needs to notify stockholders of record who are entitled to dissenter’s rights, not all beneficial owners.

•
If the corporate action is submitted to a vote at a stockholders’ meeting, a stockholder wishing to dissent must (1) prior to the vote at the meeting, deliver to the corporation (A) written notice of the stockholder’s intent to demand payment for the stockholder’s shares under the Dissenter’s Rights Statutes if the proposed action is carried out (referred to as a “statement of intent” as defined in NRS 92A.323), and (B) if the stockholder holds their shares in “street name” through a broker, bank or other nominee, or is otherwise not the “stockholder of record” (as defined in NRS 92A.330) of such shares, the written consent of the broker or other stockholder of record of such shares to the dissent by such stockholder, and (2) not vote (or cause or permit to be voted) any of the stockholder’s shares in favor of the proposed action. A stockholder who is entitled to dissent and obtain payment pursuant to the Dissenter’s Rights Statutes must not challenge the corporate action creating the entitlement except to the extent that (i) the corporation did not obtain the vote of the requisite voting power of the stockholders to approve the corporate action creating the entitlement as prescribed under the NRS and the Company’s articles of incorporation and bylaws, or (ii) the corporate action creating the entitlement is the proximate result of actual fraud against the stockholder or the corporation.
•
If the corporation receives requisite stockholder approval for the proposed action and the corporate action is effectuated, the corporation must then deliver a written dissenter’s notice to all stockholders of record who then remain entitled to assert their dissenter’s rights within 10 days of the effective date of the corporate action. The dissenter’s notice must:

•	State where the demand for payment must be sent and where and when share certificates, if any, must be deposited;
•	Inform the holders of shares not represented by certificates the extent to which the transfer of the shares will be restricted after the corporation receives the demand for payment;
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Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not they acquired beneficial ownership of the shares before that date;

•	Set a date by which the corporation must receive the demand for payment, which must be no earlier than 30 days nor later than 60 days after the date the notice is delivered;
•	State that the stockholder shall be deemed to have waived the right to demand payment with respect to the shares unless the form is received by the corporation by the specified date; and
•	Be accompanied by a copy of the Dissenter’s Rights Statutes.
•	A stockholder who receives a dissenter’s notice and who wishes to demand payment of fair value (as defined in NRS 92A.320) must then:
•	Demand payment;
•	Certify that the stockholder was the beneficial owner prior to the date specified in the dissenter’s notice; and
•	Deposit the stockholder’s certificates, if any, in accordance with the terms of the notice.
•
Alternatively, a stockholder may nevertheless decline to exercise dissenter’s rights and withdraw from the appraisal process by notifying the corporation in writing by the date specified in the dissenter’s notice. After this date, the dissenter may withdraw only with the written consent of the corporation.

•
Once a dissenting stockholder deposits the stockholder’s certificates (or, in the case of uncertified shares, makes a demand for payment), the stockholders loses all rights as a stockholder, unless they later withdraw from the appraisal process.

•
Within 30 days of receiving demand for payment, the corporation must pay the dissenter an amount the corporation estimates to be the fair value of the dissenter’s shares, plus accrued interest. This payment must be accompanied by:

•
The corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year or, whether such financial statements are not reasonably available, then such reasonably equivalent financial information and the latest available quarterly financial statements, if not reasonably available, then such reasonably equivalent financial information and the latest available quarterly financial statements, if any;

•	A statement of the corporation’s estimate of the fair value of the shares; and
•	A statement of the dissenter’s rights to contest the corporation’s estimate of fair value.

•
If a dissenting stockholder wishes to contest the corporation’s estimate of fair value, the dissenter must notify the corporation in writing within 30 days of receiving the corporation’s initial payment. The dissenter must provide the dissenter’s own estimate of fair value plus interest and demand that the corporation pay the difference between this estimate and the corporation’s estimate.

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The corporation must either pay the additional amount or commence judicial proceedings in Nevada state district court within 60 days of receiving the demand and petition the court to determine the fair value of the shares and accrued interest. The costs of the judicial proceeding, including the reasonable compensation and expenses of court-appointed appraisers, shall be assessed against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

•	Against the corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of the Dissenter’s Rights Statutes; or
•
Against either the corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by the Dissenter’s Rights Statutes.

A copy of the full text of the Dissenter’s Rights Statutes is included as Annex A to this proxy statement. To the extent there is any inconsistency between the summary of Nevada law regarding dissenter’s rights in this proxy statement and the Dissenter’s Rights Statutes, the text of the Dissenter’s Rights Statutes shall govern.
ANY STOCKHOLDER WHO WISHES TO PRESERVE THE RIGHT TO EXERCISE DISSENTER’S RIGHTS SHOULD CAREFULLY REVIEW THE FOREGOING SUMMARY AND THE TEXT OF THE DISSENTER’S RIGHTS STATUTES ATTACHED HERETO AS ANNEX A BECAUSE FAILURE TO TIMELY AND PROPERLY COMPLY WITH THE PROCEDURES SPECIFIED THEREIN WILL RESULT IN THE LOSS OF DISSENTER’S RIGHTS. MOREOVER, BECAUSE OF THE COMPLEXITY OF THE PROCEDURES FOR EXERCISING THE RIGHT TO SEEK APPRAISAL OF SHARES, THE COMPANY BELIEVES THAT, IF A STOCKHOLDER CONSIDERS EXERCISING SUCH RIGHTS, SUCH STOCKHOLDER SHOULD SEEK THE ADVICE OF SUCH STOCKHOLDER’S LEGAL COUNSEL.
Escheat Laws
The unclaimed property and escheat laws of each state provide that under circumstances defined in that state’s statutes, holders of unclaimed or abandoned property must surrender that property to the state. Persons whose shares are cashed out and whose addresses are unknown to us, or who do not return their stock certificates and request payment for their cashed-out shares, generally will have a certain period of years from the effective date of the Reverse Stock Split in which to claim the Cash Payment.
Regulatory Approvals
The Company is not aware of any material governmental or regulatory approval required for completion of the Reverse Stock Split, other than compliance with the relevant federal securities laws and Nevada law.
Litigation
There is no ongoing litigation related to the Reverse Stock Split.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement, and the documents to which we refer you in this proxy statement, as well as information included in oral statements or other written statements made or to be made by us, includes forward-looking statements within the meaning of the U.S. federal securities laws. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including, but not limited to, statements regarding our future financial position, business strategy and plans and objectives of management for future operations. When used in this proxy statement, the words “believe,” “may,” “will,” “estimate,” “continue,” “plan,” “anticipate,” “intend,” “expect,” “could,” “predict,” “project,” “prospective” and similar expressions are intended to identify forward-looking statements, although the absence of such words does not necessarily mean that a statement is not forward-looking. These forward-looking statements are found at various places throughout this proxy statement and the other documents referred to or incorporated by reference and relate to a variety of matters, including, but not limited to: (i) the Company’s strategic plans and ability to complete and benefit from the Reverse Stock Split; (ii) the expenses associated with the Reverse Stock Split and the subsequent deregistration of our common stock under the Exchange Act and suspension of our duty to file periodic reports and other information with the SEC thereunder; (iii) the number of stockholders following the Reverse Stock Split; and (iv) the Company’s financial condition, results of operations, capital resources and business prospects following the Reverse Stock Split. These forward-looking statements are based on a number of assumptions and currently available information, and are subject to a variety of risks and uncertainties. Although the Company believes that the assumptions on which the forward-looking statements contained herein are based are reasonable, any of those assumptions could prove to be inaccurate given the inherent uncertainties as to the occurrence or nonoccurrence of future events. There is no assurance that the forward-looking statements contained in this proxy statement will prove to be accurate. These forward-looking statements speak only as of the date on which the statements were made, and we assume no obligation and do not intend to update these forward-looking statements, except as required by law. The inclusion of a forward-looking statement herein should not be regarded as a representation by the Company that its objectives will be achieved. The “safe-harbor” provisions of Section 27A of the Securities Act and Section 21E of the Exchange Act do not apply to going private transactions.

INFORMATION ABOUT THE COMPANY
Market Price of Common Stock

	High	Low
Fiscal Year Ending December 31, 2025
First quarter	$0.42	$0.27
Second quarter (through June 30, 2025)	$0.33	$0.23
Fiscal Year Ended December 31, 2024
First quarter	$0.52	$0.27
Second quarter	$0.75	$0.21
Third quarter	$0.39	$0.09
Fourth quarter	$0.41	$0.16
Fiscal Year Ended December 31, 2023
First quarter	$0.82	$0.59
Second quarter	$0.81	$0.77
Third quarter	$0.92	$0.40
Fourth quarter	$0.64	$0.22

Dividends
We did not pay cash dividends during fiscal 2024 or 2023 and do not anticipate paying cash dividends in the foreseeable future.
Stockholders
As of July 31, 2025, there were approximately 646 holders of record of our common stock.
The Filing Person
The Company is the filing person for purposes of this proxy statement. The business address of the filing person is 3133 West Frye Road, #215, Chandler, Arizona 85226, and the business telephone number of the filing person is (877) 282-7660.
Stock Purchases by Filing Person
The Company has not purchased any shares of its common stock within the past two years.
Directors and Executive Officers
The business address for all of the Company’s directors and executive officers is 3133 West Frye Road, #215, Chandler, Arizona 85226 and the business telephone number of all of the Company’s directors and offices is (877) 282-7660.
The table below sets forth the names and ages of our current directors and executive officers. Our executive officers are elected annually by the Board to hold such office until an officer’s successor has been duly appointed and qualified, unless an officer sooner dies, resigns or is removed by the Board. Each of our directors holds his office until the next annual meeting of our stockholders or until their respective successors are duly elected and qualified.

Name	Age	Position	Date of Initial Appointment
Thomas Akin	71	Chairman of the Board and Audit Committee	March 2015
Bryce Daniels	34	President	June 2024
Kim Carlson	61	Chief Operating Officer	May 2023
Skye Fossey-Tomaske	46	Interim Chief Financial Officer	June 2023
Benjamin Weinberger	46	Chairman of Compensation Committee and Director	May 2022
Philip Guarascio	83	Chairman of Governance and Nominating Committee and Director	2014
Doug Schneider	62	Director	2010
David Simon	42	Director	January 2025

Below is a brief description of the business experience of each director and executive officer and an indication of directorships held by each director in other companies subject to the reporting requirements under the Exchange Act.
Thomas Akin - Chairman of the Board of Directors and Chairman of the Audit Committee
Thomas Akin has served as a director since March 2015. Mr. Akin has been the Managing General Partner of Talkot Partners I, Talkot Partners II, LLC, Talkot Crossover Fund, LP, and Talkot Capital LLC since 1996. Mr. Akin served as the Chief Executive Officer of Dynex Capital Inc, from February 2008 to 2013. Mr. Akin was previously at Merrill Lynch and Co., serving as its Managing Director of the Western United States for Merrill Lynch Institutional Services from 1991 to 1994, and as Regional Director of the San Francisco and Los Angeles regions for Merrill Lynch Institutional Services from 1981 to 1991. Mr. Akin had been with Salomon Brothers from 1978 to 1981. He has been an Executive Chairman of Dynex Capital Inc. since January 2014, having previously been its the Chairman since May 30, 2003. He has served as the Chairman of Infotec since 2001. Mr. Akin has served as a director of Acacia Technologies Group of Acacia Research Corp. since May 1998, Dynex Capital Inc, since May 2003, and eFax.com, Inc. since July 1996. He also currently serves as a Director of ADX and as a Director CombiMatrix Corporation from May 1998. Mr. Akin holds a BA in Biology from the University of California at Santa Cruz and an MBA from the University of California at Los Angeles.
Mr. Akin has extensive experience as a professional investor and public company director. As a result of these and other professional qualifications, we have concluded that Mr. Akin is qualified to serve as a director.
Bryce D. Daniels, President
On June 12, 2024, the Company announced it appointed Bryce Daniels to serve as the President of the Company, effective as of June 12, 2024 and the Company entered into an employment agreement with Mr. Daniels effective as of the same date. Mr. Daniels, age 34, served as a portfolio manager at Talkot Capital, LLC since November 2018, where he oversaw a portfolio of private equity, venture capital, and public market investments. Talkot Capital is a significant stockholder of the Company. Mr. Daniels brings a wealth of experience in investing and building companies in a board capacity from early through late stages of their lifecycle. Prior to his role at Talkot, Mr. Daniels served as the chief investment officer at private equity-backed Encore Permian Holdings. Before that, he spent time in private equity and investment banking, which provided him with a diverse skill set and experience leading financings and, in an investor and board capacity, guiding companies through growth and monetization.
As a result of these and other professional qualifications, we have concluded that Mr. Daniels is qualified to serve as an officer.
Skye Fossey-Tomaske, Principal Financial Officer
On June 21, 2023, the Company announced that Skye Fossey-Tomaske was appointed to serve as the Interim Chief Financial Officer of the Company, effective as of June 21, 2023. Ms. Fossey-Tomaske served as Interim CFO from June 2023 until July 2023, and from January 2024 until present. Ms. Fossey-Tomaske, age 45, has served as the Company’s Corporate Controller since May 2021. Prior to joining the Company, Ms. Fossey-Tomaske held the position of Accounting Manager at Hannay Realty Advisors, LP, where she oversaw the accounting department for all of the restaurant holdings from October 2019 until April 2021. Before that, Ms. Fossey-Tomaske served as an Accounting Manager for Community Medical Services from November 2018 to October 2019. During her tenure at Community Medical Services, she successfully established a new accounting department to manage new acquisitions in the eastern United States, implemented a universal accounting system for all new subsidiaries, and enhanced various processes and procedures.
As a result of these and other professional qualifications, we have concluded that Ms. Fossey-Tomaske is qualified to serve as an officer.
Philip Guarascio - Chairman of Governance and Nominating Committee and Director
Philip Guarascio has served as a director since March 2014. Mr. Guarascio has been the Chairman and Chief Executive Officer of PG Ventures LLC since May 2000 where he serves as a marketing and advertising business consultant. He was Lead Executive, Marketing and Sales at the National Football League from 2003-2007 and has been a consultant for Endeavor Group Holdings, Inc, (formerly the William Morris Agency) since October 2001. For

16 years, Mr. Guarascio was at General Motors where he served as Vice President of Corporate Advertising and Marketing primarily responsible for worldwide advertising resource management, and managing consolidated media placement and before that as General Manager of Marketing and Advertising for General Motors’ North American Operations. Mr. Guarascio introduced the GM Card and managed the General Motors corporate brand to a 20 percent increase in customer purchase consideration. He joined General Motors in 1985 after 21 years with the New York advertising agency, D’Arcy, Masius, Benton & Bowles.
Mr. Guarascio has extensive experience in the marketing and advertising industry. As a result of this and other professional qualifications, we have concluded that Mr. Guarascio is qualified to serve as a director.
Doug Schneider - Director
Doug Schneider has been as a director since December 2010. Mr. Schneider has a twenty-year track record of leadership and success in launching, building, and managing high-tech service-oriented companies. He has served as Executive Vice President of the SMB Solutions for the Melbourne IT Group since July 2012 and oversees a $75 million per year hosting and domain registration business across North American and Asia Pacific. From 2011 to 2012, Mr. Schneider served as CEO for Transaction Wireless, a venture backed technology company where he still resides on the board. From 2007 to 2010, Mr. Schneider was the CEO of Genea Energy, a clean tech company that provides an innovative and comprehensive SaaS based energy services platform for commercial office building portfolios. Mr. Schneider received a Bachelor’s degree in Mechanical Engineering from University of California, Davis and an M.B.A. from the Kellogg School of Management at Northwestern University. He also serves as an industry advisor to Pelion Venture Partners, a venture capital firm focused on the information technology sector.
Mr. Schneider has extensive knowledge of corporate management. As a result of these and other professional qualifications, we have concluded that Mr. Schneider is qualified to serve as a director.
Benjamin Weinberger - Director
Benjamin Weinberger has served as a director since May 23, 2022. Mr. Weinberger’s distinguished 20-year career spans roles as a founder, CEO and Chief Product Officer building and scaling digital media and entertainment businesses. He formerly served as founding SVP and Chief Product Officer at Sling TV where he helped define the next generation of television. Prior to Sling TV, Mr. Weinberger was the co-founder and CEO of Digitalsmiths, a product leader in the field of video search, recommendations and personalization. Under his leadership, Digitalsmiths developed video discovery solutions that have been adopted by several of the biggest names in cable, satellite, telecommunications and broadcast media. In 2014, Digitalsmiths was acquired by TiVo for $135 million. He currently serves as an advisor to Drive by DraftKings and is on the board of directors of Librestream Technologies and FrndlyTV. Mr. Weinberger graduated with honors from the Department of Radio and Television at Southern Illinois University Carbondale in 2001.
Mr. Weinberger has extensive knowledge of corporate management. As a result of this and other professional qualifications, we have concluded that Mr. Weinberger is qualified to serve as a director.
David J. Simon - Director
On January 21, 2025, the Board elected David J. Simon to fill the newly created vacancy on the Board, effective as of the same date, and to serve as a member of the Board until the next annual meeting of stockholders or until his successor shall have been elected and qualified. Mr. Simon is an accomplished executive with extensive experience in revenue growth and strategic development across the technology and media sectors. He began serving as President, Vibenomics and EVP of Advertising, Mood Media in April 2025. Prior to that, he served as the General Manager of Growth Initiatives at Moloco, where he focused on creating new applications for operational machine learning, specifically a streaming machine learning solution. Previously, as Chief Revenue Officer at Fyber, Mr. Simon significantly increased company revenues from $100 million to $500 million and facilitated an acquisition by Digital Turbine. Mr. Simon has held various leadership roles, including Partner at Jounce Media, VP of Video Content and Syndication at Oath, and VP of Business Development at Vidible, culminating in an acquisition by AOL. David’s earlier roles include positions at Turn, Right Media, and Yahoo, spanning business development and account management. David holds a Bachelor of Science degree in Business Administration from California Polytechnic State University-San Luis Obispo.
Mr. Simon has extensive knowledge of corporate management. As a result of this and other professional qualifications, we have concluded that Mr. Simon is qualified to serve as a director.

Involvement in Certain Legal Proceedings
To the best of our knowledge, with respect to any of our directors, executive officers or affiliates, there have been (i) no events under any bankruptcy act at any time, (ii) no convictions in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the past 10 years, (iii) any judicial or administrative proceeding during the past 10 years (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining such person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws, and (iv) no judgments, injunctions, orders or decrees material to the evaluation of the ability and integrity of any such person during the past 10 years.
Citizenship
All directors and officers are citizens of the United States of America.
Security Ownership of Certain Beneficial Owners, Directors and Management
The following table sets forth certain information as of July 31, 2025 regarding the ownership of our common stock by (i) each person who beneficially owns, directly or indirectly, more than 5% of our common stock, (ii) each of our directors and named executive officers and (iii) all of our directors and executive officers as a group. In accordance with SEC rules, each listed person’s beneficial ownership includes: (i) all shares the person owns beneficially; (ii) all shares over which the person has or shares voting or dispositive control; and (iii) all shares the person has the right to acquire within 60 days. Except otherwise indicated, each person or entity identified below has sole voting and investment power with respect to such securities. As of July 31, 2025, we had an aggregate of 73,976,596 shares of common stock outstanding. Except as indicated in the footnotes to the table below, the business address of the stockholders listed below is the address of our principal executive office, 3133 West Frye Road, #215, Chandler, Arizona 85226.

	Common Stock
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class(1)
Bryce Daniels	—	0.0%
Skye Fossey-Tomaske(2)	33,125	0.0%
Doug Schneider(3)	1,126,680	1.1%
Thomas Akin(4)	47,230,723	47.4%
Philip Guarascio(5)	986,235	1.0%
Ben Weinberger(6)	431,290	0.4%
David Simon(7)	103,660	0.1%
Executive Officers and Directors as a group (7 persons)	49,572,784	67.0%
5% or Greater Beneficial Owners
Bruce Terker(8) 950 West Valley Road, Suite 2900, Wayne, PA 19087	9,423,749	9.0%
Cornelis F. Wit(9) 2700 N. Military Trail, Suite 210, Boca Raton, FL 33431	3,828,669	4.0%
(1)	Applicable percentage of ownership is based upon 73,976,596 shares of common stock outstanding as of July 31, 2025.
(2)	Includes 33,125 shares of common stock issuable pursuant to presently exercisable stock options, including options that will vest within 60 days of July 31, 2025.
(3)
Includes 911,918 shares of common stock issuable upon settlement of restricted stock units, including restricted stock units that will vest within 60 days of July 31, 2025. Includes 74,447 shares of common stock owned of record by The Schneider Family Trust.

(4)
Includes 10,253,682 shares of common stock owned of record by Talkot Fund, L.P., 795,374 shares of common stock issuable upon settlement of restricted stock units, including restricted stock units that will vest within 60 days of July 31, 2025, and 18,781,236 of stock warrants to purchase common stock.

(5)	Includes 909,238 shares of common stock issuable upon settlement of restricted stock units, including restricted stock units that will vest within 60 days of July 31, 2025.
(6)	Includes 431,290 shares of common stock issuable upon settlement of restricted stock units, including restricted stock units that will vest within 60 days of July 31, 2025.
(7)	Includes 103,660 shares of common stock issuable upon settlement of restricted stock units, including restricted stock units that will vest within 60 days of July 31, 2025.
(8)
Based on a Schedule 13G/A filed with the SEC on January 10, 2025, by Bruce E. Terker, that he has sole voting power with respect to 7,813,999 shares and shared dispositive power with respect to 1,000,000 shares of our common stock, and 609,750 stock warrants to purchase Common Stock.

(9)	Based on a Schedule 13G/A filed with the SEC on February 16, 2022, by Cornelis F. Wit, that he has sole voting and dispositive power with respect to 3,828,669 shares.

Transactions in the Subject Securities
The following table sets forth information relating to shares of common stock received or forfeited in the past 60 days by the Company’s directors and executive officers. On June 30, 2025, certain directors received shares of common stock pursuant to a grant from the Company in the form of either (i) common stock or (ii) fully vested stock options under the Company’s 2022 Equity Plan. Such shares vested 100% immediately.

Name	Transaction Date	Amount of Securities Involved	Description of Transaction	Price per share
Thomas B. Akin	06/30/2025	58,522	RSU Grant	$0.28
Doug Schneider	06/30/2025	58,522	RSU Grant	$0.28
Philip Guarascio	06/30/2025	58,522	RSU Grant	$0.28
Ben Weinberger	06/30/2025	58,522	RSU Grant	$0.28
David Simon	06/30/2025	58,522	RSU Grant	$0.28

The Company’s named executive officers, Bryce Daniels and Skye Fossey-Tomaske, are not party to any agreement or understanding concerning any type of compensation that is based on or otherwise relates to the Reverse Stock Split. These RSU grants were not awarded in connection with the Reverse Stock Split.

MEETING AND VOTING INFORMATION
Outstanding Voting Securities and Voting Rights. Only holders of record of our common stock at the close of business on the Record Date, are entitled to notice of and to vote at the Special Meeting or, except as may otherwise be required by Nevada law, any adjournments or postponements of the Special Meeting. On the Record Date,     shares of our common stock were issued and outstanding.
Information Concerning Proxies; Revocation of Proxies. Sending in a signed proxy will not affect your right to attend the Special Meeting and vote in person since the proxy is revocable. All proxies which are properly completed, signed and returned to us prior to the Special Meeting, and which have not been revoked, unless otherwise directed by you, will be voted in accordance with the recommendations of the Board of Directors set forth in this proxy statement. You may revoke your proxy at any time before it is voted either by
•
filing a written notice of revocation of any prior delivered proxy or a duly executed proxy bearing a later date, with our Corporate Secretary, in each case, at 101 N Colorado St. #3116, Chandler, Arizona, 85225; or

•	attending the Special Meeting, and voting in person (although attendance at the meeting will not, by itself, revoke a proxy).
Solicitation. The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional solicitation materials furnished to stockholders. Copies of the solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to those beneficial owners. Our officers, directors and employees may also solicit proxies by telephone or other means. Upon request, we will pay the reasonable expenses incurred by record holders of our common stock who are brokers, dealers, banks or voting trustees, or their nominees, for sending proxy materials to the beneficial owners of the shares they hold of record. We have retained the services of Broadridge ICS, Inc. to aid in the solicitation of proxies. We expect that we will pay Broadridge fees of approximately $50,000 in the aggregate, plus reasonable out-of-pocket expenses incurred in the process of soliciting proxies. We have agreed to indemnify Broadridge against certain liabilities relating to or arising out of their engagement.
Householding. We are sending only one Notice or one proxy statement to stockholders residing at the same address unless one of the stockholders has notified us of his or her desire to receive multiple copies. This practice, known as “householding,” reduces duplicate mailings, enabling us to save paper and reduce printing costs. Stockholders residing at the same address who currently receive only one copy of the Notice or proxy statement and who would like to receive an additional copy of the proxy statement for this 2025 Special Meeting or for future meetings may contact us by mail addressed to our Corporate Secretary at 101 N Colorado St #3116, Chandler, Arizona, 85225.
Quorum. A majority of the voting power of the outstanding shares of our common stock entitled to vote, represented in person or by proxy, will constitute a quorum for the purposes of the Special Meeting. Abstentions and broker non-votes are included in determining whether a quorum is present.
Stockholder Vote. The affirmative majority vote of the shares of our common stock present and voting at the Special Meeting is required for the adoption of the Reverse Stock Split proposal and, accordingly, to approve the Reverse Stock Split. The affirmative majority vote of the shares of our common stock present and voting at the Special Meeting is required for the adoption of the proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Reverse Stock Split. (A “majority vote” means that more votes have been cast for a proposal than against it. Abstentions and broker non-votes, if any, will not be considered as votes cast on, and as a result will have no impact on the outcome of, either proposal.)
Abstentions and Broker Non-Votes. An abstention occurs when a stockholder attends a meeting, either in person or by proxy, but abstains from voting. Abstentions will be included in the calculation of the number of shares of our common stock represented at the Special Meeting for purposes of determining whether a quorum has been achieved. Abstaining from voting will have no effect on the outcome of the Proposals, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Reverse Stock Split.
A “broker non-vote” occurs when a nominee, such as a bank or broker, holding shares for a beneficial owner, does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in “street name” on the Proposals to be voted at the Special Meeting. Broker non-votes will have no effect on the outcome of the Proposals, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Reverse Stock Split. We encourage you to provide voting instructions to the brokers, bankers or other nominees that hold your shares of common stock by carefully following the instructions provided on your proxy card.
Adjournment or Postponement. The Special Meeting may be adjourned or postponed. Any adjournment may be made without notice, other than by an announcement made at the Special Meeting. Any adjournment or postponement of the Special Meeting will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting as adjourned or postponed.

WHERE YOU CAN FIND MORE INFORMATION
The Reverse Stock Split is a “going private” transaction subject to Rule 13e-3 of the Exchange Act. The Company has filed a Rule 13e-3 Reverse Stock Split Statement on Schedule 13E-3 under the Exchange Act with respect to the Reverse Stock Split. The Schedule 13E-3 contains additional information about the Company. Copies of the Schedule 13E-3 are available for inspection and copying at the principal executive offices of the Company during regular business hours by any interested stockholder of the Company, or a representative who has been so designated in writing, and may be inspected and copied, or obtained by mail, by written request directed to the Company’s Corporate Secretary at the following address: 101 N Colorado St #3116, Chandler, Arizona, 85225.
The Company is currently subject to the information requirements of the Exchange Act and files periodic reports, proxy statements and other information with the SEC relating to its business, financial and other matters. Our SEC filings are available to the public at the SEC’s website at http://www.sec.gov.
DOCUMENTS INCORPORATED BY REFERENCE
In our filings with the SEC, information is sometimes incorporated by reference. This means that we are referring you to information that we have filed separately with the SEC. The information incorporated by reference should be considered part of this proxy statement, except for any information superseded by information contained directly in this proxy statement or in any other subsequently filed document.
This proxy statement incorporates by reference, and we are delivering to you with this proxy statement copies of, (i) our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and (ii) our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2025. We have previously filed each of these reports with the SEC and they contain important information about us and our financial condition.
We will provide, without charge, upon the written or oral request of any person to whom this proxy statement is delivered, by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all information that has been incorporated by reference, without exhibits unless such exhibits are also incorporated by reference in this proxy statement. You may obtain a copy of these documents and any amendments thereto by written request addressed to the Company’s Corporate Secretary, at the following address: 101 N Colorado St #3116, Chandler, Arizona, 85225. These documents are also included in our SEC filings, which you can access electronically at the SEC’s website located at http://www.sec.gov.
We have not authorized anyone to give any information or make any representation about the Reverse Stock Split or us that differs from, or adds to, the information in this proxy statement or in our documents that are publicly filed with the SEC. If anyone does give you different or additional information, you should not rely on it.

ANNEX A
RIGHTS OF DISSENTING OWNERS
NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.
NRS 92A.303 “Advance notice statement” defined. “Advance notice statement” when used in reference to a proposed corporate action creating dissenter’s rights that is taken or submitted for approval pursuant to a written consent of the stockholders or taken without a vote of the stockholders, means written notice of the proposed corporate action sent by the subject corporation to all stockholders of record entitled to assert dissenter’s rights if the corporate action is effectuated. Such notice must:
1. Be sent not later than 20 days before the effective date of the proposed corporate action;
2. Identify the proposed corporate action;
3. Provide that a stockholder who wishes to assert dissenter’s rights with respect to any class or series of shares must deliver a statement of intent to the subject corporation and set a date by which the subject corporation must receive the statement of intent, which may not be less than 15 days after the date the notice is sent, and state that the stockholder shall be deemed to have waived the right to assert dissenter’s rights with respect to the shares unless the statement of intent is received by the subject corporation by such specified date; and
4. Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.
NRS 92A.305 “Beneficial stockholder” defined. “Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.
NRS 92A.310 “Corporate action” defined. “Corporate action” means the action of a domestic corporation.
NRS 92A.315 “Dissenter” defined. “Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.
NRS 92A.320 “Fair value” defined. “Fair value,” with respect to a dissenter’s shares, means the value of the shares determined:
1. Immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable;
2. Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal; and
3. Without discounting for lack of marketability or minority status.
NRS 92A.323 “Statement of intent” defined. “Statement of intent” when used in reference to a proposed corporate action creating dissenter’s rights, means written notice of a stockholder’s intent to assert dissenter’s rights and demand payment for the stockholder’s shares if the corporate action is effectuated.
NRS 92A.325 “Stockholder” defined. “Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.
NRS 92A.330 “Stockholder of record” defined. “Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.
NRS 92A.335 “Subject corporation” defined. “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.
NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the rate of interest most recently established pursuant to NRS 99.040.

NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.
NRS 92A.360 Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.
NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.
1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before the member’s resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.
2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.
NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.
1. Except as otherwise provided in NRS 92A.370 and 92A.390 and subject to the limitation in paragraph (f), any stockholder is entitled to dissent from, and obtain payment of the fair value of the stockholder’s shares in the event of any of the following corporate actions:
(a) Consummation of a plan of merger to which the domestic corporation is a constituent entity:
(1) If approval by the stockholders is required for the merger by this chapter or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the plan of merger;
(2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180; or
(3) If the domestic corporation is a constituent entity in a merger pursuant to NRS 92A.133.
(b) Consummation of a plan of conversion to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be converted.
(c) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if the stockholder’s shares are to be acquired in the plan of exchange.
(d) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.
(e) Accordance of full voting rights to control shares, as defined in NRS 78.3784, only to the extent provided for pursuant to NRS 78.3793.
(f) Any corporate action not described in this subsection pursuant to which the stockholder would be obligated, as a result of the corporate action, to accept money or scrip rather than receive a fraction of a share in exchange for the cancellation of all the stockholder’s outstanding shares, except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207. A dissent pursuant to this paragraph applies only to the fraction of a share, and the stockholder is entitled only to obtain payment of the fair value of the fraction of a share.
2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, must not otherwise object to or challenge the corporate action creating the entitlement, except to the extent that:
(a) The domestic corporation did not obtain the vote or consent of the requisite voting power of the stockholders to approve the action as prescribed under this chapter and the articles of incorporation and bylaws of the domestic corporation; or
(b) The corporate action is the proximate result of actual fraud against the stockholder or the domestic corporation.
3. Subject to the limitations in this subsection, from and after the effective date of any corporate action described in subsection 1, no stockholder who has exercised the right to dissent pursuant to NRS 92A.300 to 92A.500, inclusive, is entitled to vote his or her shares for any purpose or to receive payment of dividends or any other distributions on shares. This subsection does not apply to dividends or other distributions payable to stockholders on a date before the effective date of any corporate action from which the stockholder has dissented. If a stockholder exercises the right to dissent with respect to a corporate action described in paragraph (f) of subsection 1, the restrictions of this subsection apply only to the shares to be converted into a fraction of a share and the dividends and distributions to those shares.
NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger; shares of stock not issued and outstanding on date of first announcement of proposed action.
1. There is no right of dissent pursuant to paragraph (a), (b), (c) or (f) of subsection 1 of NRS 92A.380 in favor of stockholders of any class or series which is:
(a) A covered security under section 18(b)(1)(A) or (B) of the Securities Act of 1933, 15 U.S.C. § 77r(b)(1)(A) or (B), as amended;
(b) Traded in an organized market and has at least 2,000 stockholders and a market value of at least $20,000,000, exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10 percent of such shares; or
(c) Issued by an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, 15 U.S.C. §§ 80a-1 et seq., as amended, and which may be redeemed at the option of the holder at net asset value, unless the articles of incorporation of the corporation issuing the class or series or the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provide otherwise.
2. The applicability of subsection 1 must be determined as of:
(a) The record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the corporate action otherwise requiring dissenter’s rights; or
(b) The day before the effective date of such corporate action if:
(1) There is no meeting of stockholders to act upon the corporate action otherwise requiring dissenter’s rights; or
(2) The corporate action is a merger described in NRS 92A.133.
3. Subsection 1 is not applicable, and dissenter’s rights are available pursuant to NRS 92A.380 for the holders of any class or series of shares who are required by the terms of the corporate action to accept for such shares anything other than:
(a) Cash;

(b) Any security or other proprietary interest of any other entity, including, without limitation, shares, equity interests or contingent value rights, that satisfies the standards set forth in subsection 1 at the time the corporate action becomes effective; or
(c) Any combination of paragraphs (a) and (b).
4. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.
5. There is no right of dissent for any holders of stock of the parent domestic corporation if the plan of merger does not require action of the stockholders of the parent domestic corporation under NRS 92A.180.
6. There is no right of dissent with respect to any share of stock that was not issued and outstanding on the date of the first announcement to the news media or to the stockholders of the terms of the proposed action requiring dissenter’s rights.
NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.
1. A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his or her name only if the stockholder of record dissents with respect to all shares of the class or series beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf the stockholder of record asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the partial dissenter dissents and his or her other shares were registered in the names of different stockholders.
2. A beneficial stockholder may assert dissenter’s rights as to shares held on his or her behalf only if the beneficial stockholder:
(a) Submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and
(b) Does so with respect to all shares of which he or she is the beneficial stockholder or over which he or she has power to direct the vote.
NRS 92A.410 Notification of stockholders regarding right of dissent.
1. If a proposed corporate action creating dissenter’s rights is submitted for approval pursuant to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are, are not or may be entitled to assert dissenter’s rights under NRS 92A.300 to 92A.500, inclusive. If the domestic corporation concludes that dissenter’s rights are or may be available, a copy of NRS 92A.300 to 92A.500, inclusive, must accompany the meeting notice sent to those stockholders of record entitled to exercise dissenter’s rights.
2. If a corporate action creating dissenter’s rights is submitted for approval pursuant to a written consent of the stockholders or taken without a vote of the stockholders, the domestic corporation:
(a) May send an advance notice statement with respect to the proposed corporate action; and
(b) If the proposed corporate action is taken, the domestic corporation shall notify in writing all stockholders of record entitled to assert dissenter’s rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.
NRS 92A.420 Prerequisites to demand for payment for shares.
1. If a proposed corporate action creating dissenter’s rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights with respect to any class or series of shares:
(a) Must deliver to the subject corporation, before the vote is taken, a statement of intent with respect to the proposed corporate action; and
(b) Must not vote, or cause or permit to be voted, any of the stockholder’s shares of such class or series in favor of the proposed corporate action.

2. If a proposed corporate action creating dissenter’s rights is taken without a vote of the stockholders or submitted for approval pursuant to a written consent of the stockholders, a stockholder who wishes to assert dissenter’s rights with respect to any class or series of shares:
(a) If an advance notice statement is sent by the subject corporation pursuant to NRS 92A.410, must deliver a statement of intent with respect to any class or series of shares to the subject corporation by the date specified in the advance notice statement; and
(b) Must not consent to or approve the proposed corporate action with respect to such class or series.
3. A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his or her shares under this chapter.
NRS 92A.430 Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.
1. The subject corporation shall deliver a written dissenter’s notice to all stockholders of record entitled to assert dissenter’s rights in whole or in part, and any beneficial stockholder who has previously asserted dissenter’s rights pursuant to NRS 92A.400.
2. The dissenter’s notice must be sent no later than 10 days after the effective date of the corporate action specified in NRS 92A.380, and must:
(a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;
(b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;
(c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not the person acquired beneficial ownership of the shares before that date;
(d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered and state that the stockholder shall be deemed to have waived the right to demand payment with respect to the shares unless the form is received by the subject corporation by such specified date; and
(e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.
NRS 92A.440 Demand for payment and deposit of certificates; loss of rights of stockholder; withdrawal from appraisal process.
1. A stockholder who receives a dissenter’s notice pursuant to NRS 92A.430 and who wishes to exercise dissenter’s rights must:
(a) Demand payment;
(b) Certify whether the stockholder or the beneficial owner on whose behalf he or she is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and
(c) Deposit the stockholder’s certificates, if any, in accordance with the terms of the notice.
2. If a stockholder fails to make the certification required by paragraph (b) of subsection 1, the subject corporation may elect to treat the stockholder’s shares as after-acquired shares under NRS 92A.470.
3. Once a stockholder deposits that stockholder’s certificates or, in the case of uncertified shares makes demand for payment, that stockholder loses all rights as a stockholder, unless the stockholder withdraws pursuant to subsection 4.
4. A stockholder who has complied with subsection 1 may nevertheless decline to exercise dissenter’s rights and withdraw from the appraisal process by so notifying the subject corporation in writing by the date set forth in the dissenter’s notice pursuant to NRS 92A.430. A stockholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the subject corporation’s written consent.

5. The stockholder who does not demand payment or deposit his or her certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his or her shares under this chapter.
NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.
NRS 92A.460 Payment for shares: General requirements.
1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment pursuant to NRS 92A.440, the subject corporation shall pay in cash to each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of the dissenter’s shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:
(a) Of the county where the subject corporation’s principal office is located;
(b) If the subject corporation’s principal office is not located in this State, in the county in which the corporation’s registered office is located; or
(c) At the election of any dissenter residing or having its principal or registered office in this State, of the county where the dissenter resides or has its principal or registered office.
(d) The court shall dispose of the complaint promptly.
2. The payment must be accompanied by:
(a) The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year or, where such financial statements are not reasonably available, then such reasonably equivalent financial information and the latest available quarterly financial statements, if any;
(b) A statement of the subject corporation’s estimate of the fair value of the shares; and
(c) A statement of the dissenter’s rights to demand payment under NRS 92A.480 and that if any such stockholder does not do so within the period specified, such stockholder shall be deemed to have accepted such payment in full satisfaction of the corporation’s obligations under this chapter.
NRS 92A.470 Withholding payment for shares acquired on or after date of dissenter’s notice: General requirements.
1. A subject corporation may elect to withhold payment from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the first date of any announcement to the news media or to the stockholders of the terms of the proposed action.
2. To the extent the subject corporation elects to withhold payment, within 30 days after receipt of a demand for payment pursuant to NRS 92A.440, the subject corporation shall notify the dissenters described in subsection 1:
(a) Of the information required by paragraph (a) of subsection 2 of NRS 92A.460;
(b) Of the subject corporation’s estimate of fair value pursuant to paragraph (b) of subsection 2 of NRS 92A.460;
(c) That they may accept the subject corporation’s estimate of fair value, plus interest, in full satisfaction of their demands or demand appraisal under NRS 92A.480;
(d) That those stockholders who wish to accept such an offer must so notify the subject corporation of their acceptance of the offer within 30 days after receipt of such offer; and
(e) That those stockholders who do not satisfy the requirements for demanding appraisal under NRS 92A.480 shall be deemed to have accepted the subject corporation’s offer.

3. Within 10 days after receiving the stockholder’s acceptance pursuant to subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder who agreed to accept the subject corporation’s offer in full satisfaction of the stockholder’s demand.
4. Within 40 days after sending the notice described in subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder described in paragraph (e) of subsection 2.
NRS 92A.480 Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.
1. A dissenter paid pursuant to NRS 92A.460 who is dissatisfied with the amount of the payment may notify the subject corporation in writing of the dissenter’s own estimate of the fair value of his or her shares and the amount of interest due, and demand payment of such estimate, less any payment pursuant to NRS 92A.460. A dissenter offered payment pursuant to NRS 92A.470 who is dissatisfied with the offer may reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his or her shares and interest due.
2. A dissenter waives the right to demand payment pursuant to this section unless the dissenter notifies the subject corporation of his or her demand to be paid the dissenter’s stated estimate of fair value plus interest under subsection 1 in writing within 30 days after receiving the subject corporation’s payment or offer of payment under NRS 92A.460 or 92A.470 and is entitled only to the payment made or offered.
NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.
1. If a demand for payment pursuant to NRS 92A.480 remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded by each dissenter pursuant to NRS 92A.480 plus interest.
2. A subject corporation shall commence the proceeding in the district court of the county where its principal office is located in this State. If the principal office of the subject corporation is not located in this State, the right to dissent arose from a merger, conversion or exchange and the principal office of the surviving entity, resulting entity or the entity whose shares were acquired, whichever is applicable, is located in this State, it shall commence the proceeding in the county where the principal office of the surviving entity, resulting entity or the entity whose shares were acquired is located. In all other cases, if the principal office of the subject corporation is not located in this State, the subject corporation shall commence the proceeding in the district court in the county in which the corporation’s registered office is located.
3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.
4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
5. Each dissenter who is made a party to the proceeding is entitled to a judgment:
(a) For the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by the subject corporation; or
(b) For the fair value, plus accrued interest, of the dissenter’s after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

NRS 92A.500 Assessment of costs and fees in certain legal proceedings.
1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.
2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:
(a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or
(b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.
3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.
4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.
5. To the extent the subject corporation fails to make a required payment pursuant to NRS 92A.460, 92A.470 or 92A.480, the dissenter may bring a cause of action directly for the amount owed and, to the extent the dissenter prevails, is entitled to recover all expenses of the suit.
6. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of NRS 17.117 or N.R.C.P. 68.

Preliminary Copy – Subject to Completion

MOBIVITY HOLDINGS CORP
3133 WEST FRYE ROAD
SUITE 215
CHANDLER, AZ 85226

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V77396-TBD

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MOBIVITY HOLDINGS CORP

The Board of Directors recommends a vote "FOR" the following proposals:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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V77397-TBD

Preliminary Copy – Subject to Completion

MOBIVITY HOLDINGS CORP.

PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
[TBD], 2025 [TBD]
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned stockholder hereby appoints Mr. Bryce Daniels and Ms. Skye Fossey-Tomaske, and any one of them, as proxies of the undersigned, with full power of substitution, hereby revoking any proxy heretofore given, to vote all shares which the undersigned is entitled to vote at the Special Meeting of Stockholders of MOBIVITY HOLDINGS CORP. (the "Company") to be held at [TBD] at 10:00 A.M. local time on [TBD], 2025, and at any adjournments and postponements thereof, with all powers the undersigned would possess if personally present upon the matters set forth on the reverse side hereof.

The proxies are authorized to vote upon such other matters as may properly come before the meeting. Each properly executed proxy will be voted as directed by the stockholder(s). If no direction is given, such shares will be voted FOR Proposals No. 1 and No. 2 and in the discretion of the proxies on any other matters that may properly come before the meeting.

Continued and to be signed on reverse side